Wells Fargo Advantage Funds	|	February 1, 2013, as supplemented July 8, 2013

Allocation Funds

Prospectus

Classes A, B, C

Asset Allocation Fund
Class A - EAAFX, Class B - EABFX, Class C - EACFX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Fund shares are NOT deposits or other obligations of, or guaranteed by, Wells Fargo Bank, N.A., its affiliates or any other depository institution. Fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Asset Allocation Fund Summary

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 19 and 21 of the Prospectus and "Additional Purchase and Redemption Information" on page 28 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	5.00%	1.00%
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.22%	0.22%	0.22%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.62%	0.62%	0.62%
Acquired Fund Fees and Expenses	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.41%	2.16%	2.16%
Fee Waivers	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver[1]	1.41%	2.16%	2.16%
1.	The Adviser has committed through February 1, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.87% for Class A, 1.62% for Class B, and 1.62% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of Asset Allocation Trust), and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$710	$719	$319	$219	$219
3 Years	$996	$976	$676	$676	$676
5 Years	$1,302	$1,359	$1,159	$1,159	$1,159
10 Years	$2,169	$2,213	$2,493	$2,213	$2,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio. In addition, the portfolio turnover rate for Asset Allocation Trust, in which the Fund invests all of its assets, was 31% for the most recent fiscal year.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

Principal Investment Risks

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Emerging Markets Risk. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

Focused Portfolio Risk. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high correlations to one another, or who invests in a limited number of issuers may be subject to greater overall risk than funds whose investments are more diversified.

Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. Use of hedging techniques cannot protect against exchange rate risk perfectly. If the Fund's adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default or of not returning principal and tend to be more volatile and less liquid than higher-rated securities of similar maturity.

Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

Large Shareholder Risk. If a large shareholder in an underlying fund sells shares of the underlying fund, the underlying fund's performance may be adversely affected.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Disruption and Geopolitical Risk. Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions, could adversely affect the value of the Fund's investments.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

Natural Resources Risk. To the extent an underlying fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

Options Risk. The market price of options written by an underlying fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

Underlying Funds Risk. The risks associated with the Fund include the risks related to each underlying fund in which the Fund invests.

Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 2nd Quarter 2003	+12.82%
Lowest Quarter: 4th Quarter 2008	-11.80%

Average Annual Total Returns for the periods ended 12/31/2012 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/29/1996	3.98%	1.69%	6.94%
Class A (after taxes on distributions)	7/29/1996	3.06%	0.44%	5.72%
Class A (after taxes on distributions and the sale of Fund Shares)	7/29/1996	2.59%	0.79%	5.46%
Class B (before taxes)	10/3/2002	4.53%	1.81%	7.05%
Class C (before taxes)	10/3/2002	8.63%	2.15%	6.82%
GMO Global Asset Allocation Index (reflects no deduction for fees, expenses, or taxes)		12.07%	1.82%	6.78%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		16.13%	-1.16%	8.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Fund Management

Adviser	Portfolio Manager[1], Title/Managed Since
Wells Fargo Funds Management, LLC	Ben Inker, CFA, Portfolio Manager/1996 Sam Wilderman, CFA, Portfolio Manager/2012
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Purchase and Sale of Fund Shares

Minimum Investments	To Buy or Sell Shares

Minimum Initial Investment
Regular Accounts: $1,000
IRAs, IRA rollovers, Roth IRAs: $250
UGMA/UTMA accounts: $50
Employer Sponsored Retirement Plans: No Minimum
Class B shares are generally closed to new investment. Minimum Additional Investment
 Regular Accounts, IRAs, IRA rollovers, Roth IRAs: $100
UGMA/UTMA accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about the Fund within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

Investment Objective and Principal Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

■

what the Fund is trying to achieve; and

■

how we intend to invest your money.

This section also provides a summary of the Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Principal Risk Factors

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.

Asset Allocation Fund

Adviser	Wells Fargo Funds Management, LLC
Portfolio Manager	Ben Inker, CFA; Sam Wilderman, CFA[1]
Fund Inception:	July 29, 1996
Class A	Ticker: EAAFX	Fund Number: 4312
Class B	Ticker: EABFX	Fund Number: 389
Class C	Ticker: EACFX	Fund Number: 4518
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash and AAT may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies, to either maintain liquidity or for short-term defensive purposes, when we or GMO believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The Fund is primarily subject to the risks mentioned below.

■

Counter-Party Risk

■

Debt Securities Risk

■

Derivatives Risk

■

Emerging Markets Risk

■

Focused Portfolio Risk

■

Foreign Currency Transaction Risk

■

Foreign Investment Risk

■

Growth Style Investment Risk

■

High Yield Securities Risk

■

Issuer Risk

■

Large Shareholder Risk

■

Leverage Risk

■

Liquidity Risk

■

Management Risk

■

Market Disruption and Geopolitical Risk

■

Market Risk

■

Mortgage- and Asset-Backed Securities Risk

■

Natural Resources Risk

■

Options Risk

■

Regulatory Risk

■

Smaller Company Securities Risk

■

Underlying Funds Risk

■

Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks."

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due, and that the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Interest rates have remained at historical lows for an extended period of time. If interest rates rise quickly, it may have a pronounced negative effect on the value of certain debt securities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Emerging Markets Risk
Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Focused Portfolio Risk
 Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) may be subject to greater overall risk than funds whose investments are more diversified. A Fund that invests its assets in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund's performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular sector, or in securities of companies in a particular industry, is vulnerable to events affecting those sectors or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market have more exposure to regional and country economic risks than Funds making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis, or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or foreign country, are particularly vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Foreign Currency Transactions Risk
 Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk
Foreign investments, including American Depositary Receipts ("ADRs") and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk
Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

Large Shareholder Risk
To the extent that a large number of shares of an underlying fund is held by a single shareholder (e.g. an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemptiom by those shareholders of all or a large portion of their underlying fund shares will adversely affect the underlying fund's performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the underlying funds are not subject to restrictions on the frequency of trading of underlying fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the underlying funds' performance to the extent that the underlying funds are required to sell investments (or invest cash) at times when they would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholdes. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Disruption and Geopolitical Risk
The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund's investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in such markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund's investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world's securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls), also could negatively impact the Fund. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. During such market disruptions, the Fund's exposure to the risks described elsewhere in this "Description of Principal Investment Risks" section, including market risk, liquidity risk, foreign investment risk, currency risk, credit risk and counterparty risk, will likely increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund's derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer such products on a more limited basis. To the extent that the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities Risk
 Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. This is also known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Natural Resources Risk
To the extent an underlying fund concentrates its investments in the natural resources sector, it is subject to greater risks than a fund that invests in a wider variety of industries. A Fund with concentrated investments in the natural resources sector is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

A Fund's concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. If a Fund invests primarily in this economic sector, there is the risk that such Fund will perform poorly during an economic downturn or a decline in demand for natural resources.

Options Risk
The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option's expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund's potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund's ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund's transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund's options transactions potentially could cause a substantial portion of the Fund's income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income. Due to some of the underlying funds' primary investment strategy of selling put options on various stock indices, a substantial portion of such underlying fund's income could consist of short-term capital gains. See "Taxes" below for more information.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk
Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Underlying Funds Risk
 The risks associated with the Trust include the risks related to each underlying fund in which it invests. We seek to reduce the risk of your investment by diversifying among underlying funds that invest in stocks and bonds. You still have the risks of investing in various asset classes, such as market risks relating to stocks and, in some cases, bonds, as well as the risks of investing in a particular underlying fund, such as risks relating to the particular investment management style and that the underlying fund may underperform other similarly managed funds. To the extent that an underlying fund actively trades its securities, it will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investment in the Trust results in your incurring greater expenses than if you were to invest directly in the underlying funds in which the Trust invests. There can be no assurance that any mutual fund, including an underlying fund, will achieve its investment objective.

Value Style Investment Risk
Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Fund's Statement of Additional Information and on the Wells Fargo Advantage Funds' Web site at wellsfargoadvantagefunds.com. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for the Fund. The substance of the information contained in such commentaries will also be posted to the Fund's Web site at wellsfargoadvantagefunds.com.

Organization and Management of the Fund

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the Fund's advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser and Portfolio Manager

Wells Fargo Funds Management, LLC ("Funds Management"), headquartered at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer finance services. Funds Management is a registered investment adviser that provides investment advisory services for registered mutual funds and closed-end funds.

As investment adviser, Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Funds Management's investment professionals review and analyze each Fund's performance, including relative to peer funds, and monitor each Fund's compliance with its investment objective and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

For providing these investment advisory services, Funds Management is entitled to receive the fees disclosed in the row captioned "Management Fees" in each Fund's table of Annual Fund Operating Expenses. A discussion regarding the basis for the Board's approval of the investment advisory agreement for a Fund is available in the Fund's shareholder report for the period ended March 31.

For the Fund's most recent fiscal year, the investment advisory fee paid to Funds Management, net of any applicable waivers or reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
Asset Allocation Fund	0.22%

Ben Inker, CFA

The Fund will invest all of its assets directly in AAT. Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker, the senior member of the Division, allocates the responsibility for portions of AAT's portfolio to various members of the Division, oversees the implementation of the trades on behalf of AAT, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows. Mr. Inker has served as a senior member of the Division responsible for coordinating the portfolio management of AAT since the Fund's inception. Mr. Inker is Co-Head of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

Sam Wilderman, CFA

The Fund will invest all of its assets directly in Asset Allocation Trust ("AAT"). Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker and Sam Wilderman, the senior members of the Division, allocate the responsibility for portions of AAT's portfolio to various members of the Division, oversee the implementation of the trades on behalf of AAT, review the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitor cash flows. Mr. Inker and Mr. Wilderman are Co-Heads of the Division. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 2012.

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund may seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. There is no guarantee the SEC would grant such exemptive relief. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

A Choice of Share Classes

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

	Class A	Class B1	Class C
Initial Sales Charge	5.75%	None. Your entire investment goes to work immediately.	None. Your entire investment goes to work immediately.
Contingent deferred sales charge (CDSC)	None (except that a charge of 1% applies to certain redemptions made within eighteen months, following purchases of $1 million or more without an initial sales charge).	5% and declines until it reaches 0% at the beginning of the 7th year.	1% if shares are sold within one year after purchase.
Ongoing distribution (12b-1) fees	None.	0.75%	0.75%
Purchase maximum	None. Volume reductions given upon providing adequate proof of eligibility.	$100,000	$1,000,000
Annual Expenses	Lower ongoing expenses than Classes B and C.	Higher ongoing expenses than Class A because of higher 12b-1 fees.	Higher ongoing expenses than Class A because of higher 12b-1 fees.
Conversion feature	Not applicable.	Yes. Converts to Class A shares after a certain number of years depending on the Fund, so annual expenses decrease.	No. Does not convert to Class A shares, so annual expenses do not decrease.
1.	Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.

Information regarding the Fund's sales charges, breakpoints, and waivers is available free of charge on our Web site at wellsfargoadvantagefunds.com. You may wish to discuss this choice with your financial consultant.

Class A Shares Sales Charge Schedule

If you choose to buy Class A shares, you will pay the public offering price (POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Class A Shares Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.00%
$250,000 - $499,999	2.75%	2.83%	2.25%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%
1.	We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Shares Sales Charges

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy) and specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Fund, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions. Class B share exchanges will not trigger the CDSC and the new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares.

Class C Shares Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Class C shares received in a reorganization, your date of purchase is the original purchase date of your predecessor Fund. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Shares Sales Charge Reductions and Waivers
 You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

■

You pay no sales charges on Fund shares you buy with reinvested distributions.

■

You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

■

You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.) Subject to the Fund's policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption.

■

By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Purchases made prior to signing the LOI as well as reinvested dividends and capital gains do not count as purchases made during this period.We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

■

Rights of Accumulation (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

How a Letter of Intent Can Save You Money!
If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you would pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Accounts That Can Be Aggregated
 You may aggregate the following types of accounts indicated below to qualify for a volume discount:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
Retirement Plans
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement[1]		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts[2]	X
401(k) Plan accounts		X
Other Accounts
529 Plan accounts[1]		X
Accounts held through other brokerage firms		X
1.	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
2.	Wells Fargo Advantage Funds no longer offers new or accepts purchases in existing 403(b) accounts utilizing the Wells Fargo Advantage Funds prototype agreement.

Based on the above chart, if you believe that you own shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other shares for purposes of receiving a volume discount.

Class A Shares Sales Charge Waivers for Certain Parties
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

■

Current and retired employees, directors/trustees and officers of:
1) Wells Fargo Advantage Funds (including any predecessor funds);
2) Wells Fargo & Company and its affiliates; and
3) family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

■

Current employees of:
1) the Fund's transfer agent;
2) broker-dealers who act as selling agents;
3) family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
4) each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

■

Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

■

Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

■

Section 529 college savings plan accounts.

■

Insurance company separate accounts.

■

Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management.

■

Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution effective through June 30, 2013.

■

Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts," including such specified types of investors who trade through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

■

You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

■

We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 70½ according to Internal Revenue Service guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

■

We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

■

We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

■

We waive the Class C shares CDSC for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

Compensation to Dealers and Shareholder Servicing Agents

Distribution Plan
 The Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:

Fund	Class B	Class C
Asset Allocation Fund	0.75%	0.75%

These fees are paid out of each Class's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Shareholder Servicing Plan
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services for each Class of the Fund. For these services, each Class pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect the Fund to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmationsof transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above.The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargoadvantagefunds.com.

Pricing Fund Shares

The share price ("net asset value per share" or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

■

directly with the Fund. Complete a Wells Fargo Advantage Funds application, which you may obtain by visiting our Web site at wellsfargoadvantagefunds.com or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

■

through a brokerage account with an approved selling agent; or

■

through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

How to Buy Shares

This section explains how you can buy shares directly from Wells Fargo Advantage Funds. If you're opening a new account, an account application is available on-line at wellsfargoadvantagefunds.com or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

Minimum Investments	Initial Purchase	Subsequent Purchases
Regular accounts IRAs, IRA rollovers, Roth IRAs UGMA/UTMA accounts Employer Sponsored Retirement Plans	$1,000 $250 $50 No minimum	$100 $100 $50 No minimum
Buying Shares	Opening an Account	Adding to an Account
By Internet

A new account may not be opened by Internet unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

■

To buy additional shares or buy shares of a new Fund, visit
wellsfargoadvantagefunds.com.

■

Subsequent online purchases have a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

■

Complete and sign your account application.

■

Mail the application with your check made payable to the Fund to Investor Services at:

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266

Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

■

Enclose a voided check (for checking accounts) or a deposit slip (savings accounts). Alternatively, include a note with your name, the Fund name, and your account number.

■

Mail the deposit slip or note with your check made payable to the Fund to the address on the left.

By Telephone

A new account may not be opened by telephone unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

To buy additional shares or to buy shares of a new Fund call: ■ Investor Services at 1-800-222-8222 or ■ 1-800-368-7550 for the automated phone system.
By Wire

■

Complete, sign and mail your account application (refer to the section on buying shares by mail)

■

Provide the following instructions to your financial institution:

Receiving bank: State Street Bank & Trust Company, Boston, MA
Bank ABA/routing number: 011000028
Bank account number: 9905-437-1
For credit to: Wells Fargo Advantage Funds
For further credit to: [Your name (as registered on your fund account) and your fund and account number]

To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

General Notes for Buying Shares

■

Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

■

Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

■

U.S. Dollars Only. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

■

Insufficient Funds. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

■

No Fund Named. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

■

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

■

Minimum Initial and Subsequent Investment Waivers. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

■

Other Share Classes. The Fund offers other classes of shares in addition to those offered through this Prospectus. You may be eligible to invest in one or more of these other classes of shares. Each of the Fund's share classes bears varying expenses and may differ in other features. Consult your financial intermediary for more information regarding the Fund's available share classes.

Special Considerations When Investing Through Financial Intermediaries
If a financial intermediary purchases shares on your behalf, you should understand the following:

■

Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

■

Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

■

Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

■

Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

Selling Shares	To Sell Some or All of Your Shares
By Internet

Visit our Web site at wellsfargoadvantagefunds.com. Redemptions requested online are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

■

Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining account balance) to the address below.

■

Make sure all account owners sign the request exactly as their names appear on the account application.

■

A Medallion guarantee may be required under certain circumstances (see "General Notes for Selling Shares").

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

By Wire

■

To arrange for a Federal Funds wire, call 1-800-222-8222.

■

Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

■

Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.

By Telephone/ Electronic Funds Transfer (EFT)

■

Call an Investor Services representative at 1-800-222-8222 or use the automated phone system 1-800-368-7550.

■

Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing.

■

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

■

A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days) or transferred to a linked bank account.

■

Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

■

Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

■

Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

Through Your Investment Representative	Contact your investment representative.

General Notes For Selling Shares

■

Proper Form. If the transfer agent receives your request to sell shares in proper order before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

■

CDSC Fees. Your redemption proceeds are net of any applicable CDSC fees.

■

Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

■

Earning Distributions. Your shares are eligible to earn distributions through the date of redemption.  If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

■

Telephone/Internet Redemptions. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

■

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

■

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

■

Medallion Guarantees. Medallion guarantees are only required for mailed redemption requests under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption exceeds $100,000 and includes bank account information that is not currently on file with Wells Fargo Advantage Funds or if all of the owners of your Wells Fargo Advantage Fund account are not included in the registration of the bank account provided; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts), with the following exception: Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund.

■

Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class and Investor Class shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

■

An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

■

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

■

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

■

Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

■

Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

Wells Fargo Advantage Funds reserves the right to reject any purchase or exchange order for any reason. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Wells Fargo Advantage Funds, other than the Adjustable Rate Government Fund, Conservative Income Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund ("Ultra-Short Funds") and the money market funds, (the "Covered Funds"). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is "blocked" from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Money market funds;

■

Ultra-Short Funds;

■

Dividend reinvestments;

■

Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

All Wells Fargo Advantage Funds. In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or "wrap" program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Account Policies

Automatic Plans
 These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

■

Automatic Investment Plan —With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

■

Automatic Exchange Plan —With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

■

Systematic Withdrawal Plan —With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

●

must have a Fund account valued at $10,000 or more;

●

must request a minimum redemption of $100;

●

must have your distributions reinvested; and

●

may not simultaneously participate in the Automatic Investment Plan.

■

Payroll Direct Deposit —With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan.We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

■

Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

■

Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so,we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargoadvantagefunds.com. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Fund generally makes distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

■

Automatic Reinvestment Option—Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

■

Check Payment Option—Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written instructions. A medallion guarantee may also be required. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

■

Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

■

Directed Distribution Purchase Option—Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting a Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning.You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

The American Taxpayer Relief Act of 2012 extended certain tax rates except those that applied to individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households). Taxpayers that are not in the new highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. For taxpayers in the new highest tax bracket, the maximum tax rate on long-term capital gains and qualified dividends will be 20%. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a new 3.8% Medicare contribution tax will apply on "net investment income," including interest, dividends, and capital gains.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. A Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Description of Underlying Funds

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed in this prospectus under "Principal Risks." For a more detailed explanation of each underlying fund's principal investments, investment methodology and risks, as well as a definition of each underlying fund's benchmark, see "Underlying Funds" in the Fund's Statement of Additional Information. References below to the "Manager" are to GMO.

GMO U.S. Equity Funds

The GMO U.S. Equity Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Real Estate Fund MSCI U.S. REIT Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI U.S. REIT Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchangetraded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments (see "Name Policies"). REITs are managed vehicles that invest in real estate or real estate-related investments (both equity and fixed income securities). For purposes of this Prospectus, the term "real estate-related investments" includes securities of REITs and of companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate or (ii) real estate holdings. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Core Equity Fund S&P 500 Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the S&P 500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns information, such as of price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in companies of any market capitalization. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Flexible Equities Fund Russell 3000® Index

Seeks total return in excess of its benchmark, the Russell 3000 Index. There can be no assurance that the Fund will achieve its investment objective. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments tied economically to the U.S. (the "Name Policy") (see "Name Policy" below for more information). In addition, the Fund may invest up to 20% of its net assets in any type of securities, including non-U.S. securities. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, exchange-traded equity real estate investment trusts ("REITs"), and income trusts. For purposes of this paragraph, an investment is "tied economically" to the U.S. if: (i) it is an investment in an issuer that is organized under the laws of the U.S. or in an issuer that maintains its principal place of business in the U.S.; (ii) it is traded principally in the U.S.; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. The Fund is permitted to make equity investments of all types, including investments in growth or value style equities or other groups of equities identified by the Manager as attractive investments, and to make equity investments in companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any segment of the U.S. market or in the types of equity investments it may purchase, and may often own a limited number of equity investments of companies in a single U.S. market segment and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this prospectus, the Manager expects to invest substantially all of the Fund's assets in equities that the Manager believes to be of high quality. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, swap contracts and reverse repurchase agreements. The Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund ("U.S. Treasury Fund") and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Growth Fund Russell 1000® Growth Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Intrinsic Value Fund Russell 1000® Value Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Small/Mid Cap Fund Russell 2500® Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 2500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or totheir own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe and corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. (see "Name Policies"). As of May 31, 2013, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $14.3 million to $12.7 billion, with an average market capitalization of approximately $3.5 billion and a median market capitalization of approximately $3.2 billion. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Fixed Income Funds

If deemed prudent by the Manager, the GMO Fixed Income Funds (other than GMO Domestic Bond Fund and GMO U.S. Treasury Fund) may take temporary defensive positions. Many of the GMO Fixed Income Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind. To the extent a Fund takes temporary defensive positions or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective. With respect to the GMO Fixed Income Funds' investments, the term "investment grade" refers to a rating of Baa3/P-2 or better by Moody's Investors Service, Inc. ("Moody's") or BBB-/A-2 or better by Standard & Poor's Ratings Services ("S&P") and the term "below investment grade" refers to any rating below Baa3/P-2 given by Moody's or below BBB-/A-2 given by S&P. Fixed income securities rated below investment grade are commonly referred to as high yield or "junk" bonds. In addition, securities and commercial paper that are rated Aa/P-1 or better by Moody's or AA/A-1 or better by S&P are sometimes referred to as "high quality." Securities referred to as investment grade, below investment grade, or high quality include not only securities rated by Moody's and/or S&P, but also unrated securities that the Manager determines have comparable credit qualities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation Bond Fund Citigroup 3-Month Treasury Bill Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). While the Fund principally invests in non-U.S. bonds, it may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: non-U.S. government securities and other investment grade bonds denominated in various currencies, including bonds issued by the U.S. government, and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by non-U.S. governments and the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Core Plus Bond Fund Barclays U.S. Aggregate Index

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 5.5 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Bond Fund J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., United Kingdom) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). The Fund generally attempts to hedge at least 75% of its net non-U.S. currency exposure into U.S. dollars. As a result primarily of its investment in shares of SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.0 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Debt Opportunities Fund N/A

The Fund's investment objective is positive total return. The Fund invests primarily in debt investments and is not restricted in its exposure to any type of debt investment, without regard to credit rating. The Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and non-U.S. governments (whether or not guaranteed or insured by those governments). The Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying derivative even though it does not own those assets or indices. The Fund's debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund may invest in securities of any credit quality and has no limit on how much it may invest in below investment grade securities (commonly referred to as "junk bonds"). As of the date of this Private Placement Memorandum, the Fund has invested substantially all of its assets in asset-backed securities, a substantial portion of which are below investment grade. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting debt investments for the Fund's portfolio, the Manager emphasizes issue selection in its investment process, which involves examination of various sectors of structured product. The Manager uses analytical techniques to seek to find relative value among sectors and individual securities. The factors considered and investment methods used by the Manager can change over time. The Fund does not maintain a specified interest rate duration for its portfolio. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO Domestic Bond Fund Barclays U.S. Government Index

Seeks total return in excess of that of its benchmark. The Fund is not pursuing an active investment program and is gradually liquidating its portfolio. The Fund principally holds shares of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities). In addition, the Fund holds shares of GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund has also invested in and may continue to hold U.S. bonds (including government bonds, corporate bonds, and asset-backed securities). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF, currently has and is expected to continue to have material exposure to U.S. asset-backed securities that are below investment grade (commonly referred to as "junk bonds"). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Manager does not seek to maintain a specified interest rate duration for the Fund. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds tied economically to the U.S. (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). Since October 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including the Fund, for tax purposes. Moreover, the Fund itself has, and intends to continue, a similar practice: it declares and pays distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. Therefore, a substantial portion of any distributions by the Fund could constitute a return of capital to shareholders of the Fund for tax purposes. See "Taxes" above for more information on the tax implications of such distributions.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Country Debt Fund J.P. Morgan EMBI Global

Seeks total return in excess of that of its benchmark. The Fund invests primarily in debt of emerging countries that is debt issued by a sovereign or its instrumentalities outside the country of the issuer and usually is denominated in the currency of the country in which it is issued (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc and British pound sterling). Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries (see "Name Policies"). The term "emerging countries" means the world's less developed countries. In general, the Fund considers "emerging countries" to be the countries included in the Fund's benchmark, as well as other countries with similar national income characteristics. The Fund typically gains its investment exposure by purchasing debt investments or by using derivatives, typically credit default swaps. The Fund maintains a substantial portion of its assets either through direct holdings or indirectly through derivatives in below investment grade debt investments (commonly referred to as "junk bonds"). Those investments have speculative characteristics and are riskier than investment grade debt investments. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. The Fund's performance is likely to be more volatile than that of its benchmark. The Manager emphasizes a bottom-up approach to select debt issued by sovereign and quasi-sovereign entities, using analytical techniques that seek to uncover the most undervalued instrument(s) issued by a particular sovereign or quasi-sovereign entity. The Manager also considers its outlook for a country in making investment decisions and typically uses portfolio cash flows to rebalance the Fund's portfolio. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund typically uses exchange-traded and over-the-counter (OTC) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of the developed markets), reverse repurchase agreements and futures. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund also has direct and indirect holdings in U.S. asset-backed securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Manager normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 7.1 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration."

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Bond Fund J.P. Morgan GBI Global

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 6.8 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO High Quality Short-Duration Bond Fund J.P. Morgan U.S. 3 Month Cash Index

The Fund's investment objective is total return in excess of that of its benchmark. The Fund seeks to add value relative to its benchmark to the extent consistent with the preservation of capital and liquidity. The Fund will invest primarily in high quality U.S. and non-U.S. fixed income securities. The Fund may invest in fixed income securities of any type, including asset-backed securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund's fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. While the Fund primarily invests in high quality bonds, it may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting fixed income securities for the Fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The factors considered and investment methods used by the Manager can change over time. The Manager will normally seek to maintain an estimated interest rate duration of 365 days or less for the Fund's portfolio (which may be substantially shorter than the Fund's dollar-weighted average portfolio maturity). The Manager estimates the Fund's dollar-weighted average interest rate duration by aggregating the durations of the Fund's direct and indirect individual holdings and weighting each holding based on its market value. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in high quality bonds (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.4 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Strategic Fixed Income Fund J.P. Morgan U.S. 3-Month Cash Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in fixed income securities (see "Name Policies"). The term "fixed income security" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in fixed income securities of any kind (e.g., fixed income securities of any maturity, duration or credit quality). The Fund may invest in any sector of the fixed income market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The Fund may invest all of its assets in below investment grade securities (commonly referred to as "junk bonds"). The sectors and types of fixed income securities in which the Fund may invest or hold include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds; inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds); and asset-backed securities. The Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO Overlay Fund, GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to emerging country debt markets), GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. As a result primarily of its investment in SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO U.S. Treasury Fund Citigroup 3-Month Treasury Bill Index

Seeks liquidity and safety of principal with current income as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations (see "Name Policies"). "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for the Fund's portfolio. For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." The Fund also may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement depends on, among other things, the Fund's having an interest in the security that it can realize in the event of the insolvency of the counterparty. In addition to Direct U.S. Treasury Obligations, the Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government, such as fixed income securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC) that are guaranteed by the U.S. government. The Fund also may invest in unaffiliated money market funds. Although the fixed income securities purchased by the Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may end up owning a security with a stated or remaining maturity of more than one year. The Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds. In selecting U.S. Treasury securities for the Fund's portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. The factors considered and investment methods used by the Manager can change over time.

Fund Name and Benchmark	Investment Goals/Strategy
GMO World Opportunity Overlay Fund J.P. Morgan U.S. 3 Month Cash Index

Seeks total return greater than that of its benchmark. The Manager seeks to achieve the Fund's investment objective by attempting to identify and estimate relative misvaluation of global interest rate, credit, and currency markets. Based on those estimates, the Manager establishes the Fund's positions across those markets. Those positions may include direct investments and derivatives. The Fund's direct investments in fixed income securities include U.S. and non-U.S. asset-backed securities and other fixed income securities (including Treasury Separately Traded Registered Interest and Principal Securities (STRIPS), Inflation-Protected Securities issued by the U.S. Treasury (TIPS), Treasury Securities and global bonds). The factors considered and investment methods used by the Manager can change over time. Derivatives used by the Fund are primarily interest rate swaps and futures contracts, currency forwards and options, and credit default swaps on single-issuers or indices. As a result of its derivative positions, the Fund typically will have higher volatility than its benchmark. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund has a substantial investment in asset-backed securities. The Fund also may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund's fixed income securities may include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Because of the deterioration in credit markets that became acute in 2008, the Fund has and is expected to continue to have material exposure to below investment grade securities (commonly referred to as "junk bonds").

GMO Global Equity Funds

The GMO Global Equity Funds (other than GMO Quality Fund) normally do not take temporary defensive positions. GMO Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Developed World Stock Fund MSCI World Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in stocks that the Manager believes will provide a higher return than the MSCI World Index. The Manager determines which stocks the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting stocks for the Fund, the Manager uses a combination of investment methods to identify stocks that the Manager believes have positive return potential relative to other stocks in the Fund's investment universe. Some of these methods evaluate individual stocks or groups of stocks based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a stock or groups of stocks relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in stocks, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in stocks tied economically to developed markets (see "Name Policies"). For this purpose, the term "stocks" refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, and the term "developed markets" refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Manager may make investments tied economically to emerging countries. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Focused Equity Fund N/A

Seeks total return. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets, including emerging markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of countries and/or market capitalization ranges. The Fund could experience material losses from a single investment. The Manager anticipates that the Fund will focus its investments in a limited number (30-50) of securities that the Manager believes offer the most attractive investment opportunities in U.S. and non-U.S. equity markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager selects investments using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. The Fund may hold up to 20% of its assets in cash or cash equivalents. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Risk Premium Fund MSCI World Index

Seeks total return. The Manager seeks to achieve the Fund's investment objective primarily by causing the Fund to sell (write) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices.  The Manager uses a proprietary indicator to determine the Fund's put-writing allocations among stock indices, depending on the relative assessment of premiums available. The Fund's portfolio allocations are based on the relative attractiveness of each index in conjunction with other factors such as the liquidity available in each index's options markets. The Manager expects the Fund to sell put options on a number of stock indices but, from time to time, the Fund may have substantial exposures to a relatively small number of U.S. and international stock indices. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (ETFs). The Fund may purchase and sell exchange-traded and over-the-counter ("OTC") options, including options that are cash-settled as well as physically settled. The Fund may purchase and sell options and other securities tied economically to any country in the world, including emerging countries. The Manager expects that the Fund's option positions typically will be fully collateralized at the time when the Fund is selling them. The Manager, therefore, expects that the Fund will hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by the Fund. The factors considered and investment methods used by the Manager can change over time. For collateral and cash management purposes, the Fund will invest a substantial portion of its assets in shares of U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Quality Fund N/A

Seeks total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes to be of high quality. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a subsitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund may hold shares in fewer than 100 companies. The Fund may make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to any country in the world, including emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO International Equity Funds

The GMO International Equity Funds (other than GMO Flexible Equities Fund) normally do not take temporary defensive positions. GMO Flexible Equities Fund may, from time to time, take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Small Companies Fund MSCI EAFE Small Cap Index (Europe, Australia, and Far East)

Seeks high total return. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager typically seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities of non-U.S. small companies. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Equity Fund MSCI EAFE Index (Hedged)

Seeks total return greater than that of its benchmark. The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in International Core Equity Fund, International Intrinsic Value Fund, International Large/Mid Cap Value Fund, International Growth Equity Fund, International Small Companies Fund, Asset Allocation International Small Companies Fund, and Flexible Equities Fund (collectively, the "underlying Funds") and may invest in securities directly. Under normal circumstances, the Fund invests directly and indirectly (through investment in the underlying Funds) at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Manager uses multi-year forecasts of returns and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth) to select the underlying Funds and decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Manager assesses the currency exposure of the underlying Funds' holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund also may lend its portfolio securities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Countries Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging countries. "Emerging countries" include all countries that are not treated as "developed market countries" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries (see "Name Policies"). In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. In general, the Fund typically invests in companies with larger market capitalizations than does Emerging Markets Fund. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Domestic Opportunities Fund N/A

Seeks total return. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies whose prospects are linked to the internal ("domestic") development and growth of the world's non-developed markets ("emerging markets"), including companies that provide goods and services to emerging market consumers. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments related to emerging markets (see "Name Policies"). The Fund's investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager uses primarily fundamental analysis to evaluate and select countries, sectors and companies that it believes are most likely to benefit from domestic growth in emerging markets. In evaluating and selecting investments, the Manager may consider many factors, including the Manager's assessment of a country's and/or sector's fundamentals or growth prospects as well as a company's positioning relative to its competitors. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may lend its portfolio securities. The Fund may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Markets Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging markets. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets (see "Name Policies"). In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Flexible Equities Fund MSCI World Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this Prospectus, substantially all of the Fund's assets were invested in equity investments tied economically to Japan. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund may identify and measure its performance against one or more secondary benchmarks from time to time. The Manager does not manage the Fund to, or control the Fund's risk relative to, the Fund's benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to non-U.S. countries, including both developed and emerging countries. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to countries other than the U.S. (see "Name Policies"). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used byt the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchangetraded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Small Companies Fund S&P Developed ex-U.S. Small Cap Index

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to countries other than the U.S. (including both developed and emerging countries) whose outstanding publicly traded equities are in the lowest 25% of publicly traded market capitalization (float) in a particular country ("small companies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies that are tied economically to countries other than the U.S. (see "Name Policies"). The market capitalization range of companies whose equity investments are held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark, which represents the lowest 15% of publicly traded market capitalization (float) of the S&P Broad Market Index in each country. Depending on the country, as of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company (in a particular country) included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $485 million (Greece) to $10.1 billion (Switzerland) (based on exchange rates as of May 31, 2013). As of May 31, 2013, the publicly traded market capitalization of the largest small company (as defined by the Fund) ranged from approximately $619 million (Egypt) to $36 billion (Switzerland) (based on exchange rates as of May 31, 2013). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries or regions relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Core Equity Fund MSCI EAFE Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Growth Equity Fund MSCI EAFE Growth Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Intrinsic Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior of an issuer, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Large/Mid Cap Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe  or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. companies that issue stocks included in the MSCI Standard Indices, international stock indices that target approximately the largest 85% of each market's free-float adjusted market capitalization, and in companies with similar market capitalizations ("large- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of largeand mid-cap companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Small Companies Fund MSCI EAFE Small Cap Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Small Cap Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, sch as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Resources Fund N/A

Seeks total return. The Fund has a fundamental policy to concentrate its investments in the natural resources sector, and, under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector. The Fund considers the "natural resources sector" to include companies that own, produce, refine, process, transport and market natural resources and companies that provide related equipment, infrastructure and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, the Fund also may invest up to 20% of its net assets in securities of any type of company. The Manager selects investments for the Fund based on the Manager's assessment of which segments of the natural resources sector offer the best investment opportunities. That assessment may be based on the relative attractiveness of individual natural resources, including supply and demand fundamentals and pricing outlook. The Manager uses a combination of investment methods to identify companies and may analyze individual companies based on their financial, operational, and managerial strength and valuation. Other methods focus on patterns of information, such as price volatility of a security or groups of securities or corporate behavior of an issuer. The Manager adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as commodity type, industry, sector, country or currency. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in securities of any type, including without limitation, common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, shares of royalty trusts and master limited partnerships and fixed income securities (including fixed income securities of any maturity and below investment grade securities (commonly referred to as "junk bonds")). The Fund may invest in the securities of companies of any market capitalization. As a substitute for direct investments in securities of companies in the natural resources sector, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Alternative Strategy Funds

Fund Name and Benchmark	Investment Goals/Strategy
GMO Alpha Only Fund Citigroup 3-Month Treasury Bill Index

Seeks total return greater than that of its benchmark. The Fund's investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure. To gain long investment exposure, the Fund invests primarily in shares of the U.S. Equity Funds, the International Equity Funds, and the Global Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund and GMO U.S. Flexible Equities Fund (collectively, the "underlying Funds") (see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Asset Allocation Funds"). In addition, the Fund may gain long investment exposure by investing in securities directly, rather than through the underlying Funds. To gain short investment exposure, the Fund may use over-the-counter ("OTC") and exchange-traded derivatives (including futures, swap contracts and currency forwards) and make short sales of securities, including short sales of securities the Fund does not own. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it  does not own those assets or indices. The Manager uses multi-year forecasts of returns and risk among asset classes (e.g., non-U.S. equity, U.S. equity, emerging country equity and emerging country debt) and sub-asset classes (e.g., small- to mid-cap stocks in the non-U.S. equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) to select the underlying Funds and securities in which the Fund invests or takes short positions and to decide how much to invest and/or short in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund's holdings in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Special Situations Fund N/A

Seeks capital appreciation and capital preservation. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may have long or short exposure to non-U.S. and U.S. equity securities (which may include both growth and value style equities and equities of any market capitalization), non-U.S. and U.S. fixed income securities (which may include fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment. The Fund is permitted to use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and non-U.S. currency derivative transactions. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may choose to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Manager does not manage the Fund to, or control the Fund's risk relative to, any securities index or securities benchmark. In addition, the Fund manage the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek "relative" return). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Additional Performance Information

This section contains additional information regarding the performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

Index Descriptions
The "Average Annual Total Returns" table in the Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index (BCABI)

The BCABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

MSCI ACWI Index (Net) (MSCI ACWI)	The MSCI ACWI is an independently maintained and published international (including emerging) equity index.
Global Asset Allocation Index (GMOGAAI)

The Global Asset Allocation Index (GMOGAAI) is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGAAI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGAAI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

Share Class Performance
 The following provides additional information about the performance history of the Funds contained in this prospectus, including the inception date of the relevant share class, information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

■

Asset Allocation Fund - Historical performance for Class A prior to October 3, 2002 is based on the performance of Class III of the Evergreen Asset Allocation Fund's predecessor, GMO Global Balanced Allocation Fund (the "GMO Fund"). Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown would have been lower. Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Class A, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Asset Allocation Fund.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information in the following tables has been derived from the Fund's financial statements, which have been audited by KPMG, LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

Asset Allocation Fund

For a share outstanding throughout each period.

	Year ended September 30			Year ended December 31
Class A	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.70	$11.76	$11.37	$9.38	$14.91	$14.81
Net investment income (loss)	(0.12)	(0.09)	(0.08)	(0.08)	(0.11)[3]	0.27
Net realized and unrealized gains (losses) on investments	1.56	0.20	0.47	2.34	(3.17)	0.77
Total from investment operations	1.44	0.11	0.39	2.26	(3.28)	1.04
Distributions to shareholders from
Net investment income	(0.23)	(0.14)	(0.00)[4]	(0.27)	(1.08)	(0.58)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	(0.32)	0.00
Total distributions to shareholders	(0.23)	(0.17)	(0.00)[4]	(0.27)	(2.25)	(0.94)
Net asset value, end of period	$12.91	$11.70	$11.76	$11.37	$9.38	$14.91
Total return[5]	12.48%	0.94%	3.45%	24.10%	(22.31)%	7.09%
Ratios to average net assets (annualized)
Gross expenses[6]	0.84%	0.85%	0.85%	0.87%	0.82%	0.84%
Net expenses[6]	0.84%	0.84%	0.85%	0.87%	0.81%	0.81%
Net investment income (loss)	(0.84)%	(0.84)%	(0.85)%	(0.87)%	(0.81)%	1.73%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$2,307,609	$2,336,095	$2,957,689	$3,077,187	$2,640,410	$4,405,430
1

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Asset Allocation Fund.

2	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.
3	Calculated based upon average shares outstanding
4	Amount is less than $0.005.
5	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
6	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

Asset Allocation Fund

For a share outstanding throughout each period.

	Year ended September 30			Year ended December 31
Class B	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.54	$11.60	$11.27	$9.30	$14.75	$14.65
Net investment income (loss)	(0.19)[3]	(0.19)[3]	(0.14)	(0.17)	(0.20)[3]	0.15
Net realized and unrealized gains (losses) on investments	1.51	0.21	0.47	2.32	(3.13)	0.77
Total from investment operations	1.32	0.02	0.33	2.15	(3.33)	0.92
Distributions to shareholders from
Net investment income	(0.20)	(0.07)	(0.00)[4]	(0.18)	(0.95)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	(0.32)	0.00
Total distributions to shareholders	(0.20)	(0.08)	(0.00)[4]	(0.18)	(2.12)	(0.82)
Net asset value, end of period	$12.66	$11.54	$11.60	$11.27	$9.30	$14.75
Total return[5]	11.61%	0.17%	2.95%	23.14%	(22.94)%	6.33%
Ratios to average net assets (annualized)
Gross expenses[6]	1.59%	1.60%	1.60%	1.62%	1.56%	1.54%
Net expenses[6]	1.59%	1.59%	1.59%	1.62%	1.56%	1.54%
Net investment income (loss)	(1.59)%	(1.59)%	(1.59)%	(1.62)%	(1.56)%	0.91%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$659,186	$917,860	$1,253,485	$1,415,023	$1,369,657	$2,131,841
1

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Asset Allocation Fund.

2	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.
3	Calculated based upon average shares outstanding
4	Amount is less than $0.005.
5	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
6	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

Asset Allocation Fund

For a share outstanding throughout each period.

	Year ended September 30			Year ended December 31
Class C	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.30	$11.36	$11.04	$9.12	$14.47	$14.39
Net investment income (loss)	(0.19)[3]	(0.19)[3]	(0.14)	(0.16)	(0.20)[3]	0.16
Net realized and unrealized gains (losses) on investments	1.49	0.21	0.46	2.27	(3.06)	0.74
Total from investment operations	1.30	0.02	0.32	2.11	(3.26)	0.90
Distributions to shareholders from
Net investment income	(0.20)	(0.07)	(0.00)[4]	(0.19)	(0.92)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	(0.32)	0.00
Total distributions to shareholders	(0.20)	(0.08)	(0.00)[4]	(0.19)	(2.09)	(0.82)
Net asset value, end of period	$12.40	$11.30	$11.36	$11.04	$9.12	$14.47
Total return[5]	11.64%	0.18%	2.92%	23.08%	(22.85)%	6.29%
Ratios to average net assets (annualized)
Gross expenses[6]	1.59%	1.60%	1.60%	1.62%	1.56%	1.54%
Net expenses[6]	1.59%	1.59%	1.60%	1.62%	1.56%	1.54%
Net investment income (loss)	(1.59)%	(1.59)%	(1.60)%	(1.62)%	(1.56)%	1.01%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$2,604,438	$2,736,064	$3,290,791	$3,490,657	$3,019,585	$4,666,033
1

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Asset Allocation Fund.

2	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.
3	Calculated based upon average shares outstanding
4	Amount is less than $0.005.
5	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
6	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

FOR MORE INFORMATION More information on the Fund is available free upon request, including the following documents: Statement of Additional Information ("SAI")
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargoadvantagefunds.com From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational information
for the SEC's Public Reference Room) or the
SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2013 Wells-Fargo Funds Management, LLC. All rights reserved	B73AFR/P501B 7-13 ICA Reg. No. 811-09253

Wells Fargo Advantage Funds	|	February 1, 2013, as supplemented July 8, 2013

Allocation Funds

Prospectus

Administrator Class

Asset Allocation Fund
EAIFX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Fund shares are NOT deposits or other obligations of, or guaranteed by, Wells Fargo Bank, N.A., its affiliates or any other depository institution. Fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Asset Allocation Fund Summary

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fees	0.22%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.46%
Acquired Fund Fees and Expenses	0.57%
Total Annual Fund Operating Expenses	1.25%
Fee Waivers	0.04%
Total Annual Fund Operating Expenses After Fee Waiver[2]	1.21%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.	The Adviser has committed through February 1, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.64% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of Asset Allocation Trust), and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$123
3 Years	$393
5 Years	$682
10 Years	$1,508

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio. In addition, the portfolio turnover rate for Asset Allocation Trust, in which the Fund invests all of its assets, was 31% for the most recent fiscal year.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

Principal Investment Risks

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Emerging Markets Risk. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

Focused Portfolio Risk. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high correlations to one another, or who invests in a limited number of issuers may be subject to greater overall risk than funds whose investments are more diversified.

Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. Use of hedging techniques cannot protect against exchange rate risk perfectly. If the Fund's adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default or of not returning principal and tend to be more volatile and less liquid than higher-rated securities of similar maturity.

Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

Large Shareholder Risk. If a large shareholder in an underlying fund sells shares of the underlying fund, the underlying fund's performance may be adversely affected.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Disruption and Geopolitical Risk. Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions, could adversely affect the value of the Fund's investments.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

Natural Resources Risk. To the extent an underlying fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

Options Risk. The market price of options written by an underlying fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

Underlying Funds Risk. The risks associated with the Fund include the risks related to each underlying fund in which the Fund invests.

Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 2nd Quarter 2003	+13.00%
Lowest Quarter: 4th Quarter 2008	-11.79%

Average Annual Total Returns for the periods ended 12/31/2012
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	10/3/2002	10.64%	3.15%	7.87%
Administrator Class (after taxes on distributions)	10/3/2002	9.57%	1.83%	6.57%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	10/3/2002	6.91%	2.00%	6.25%
GMO Global Asset Allocation Index (reflects no deduction for fees, expenses, or taxes)		12.07%	1.82%	6.78%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		16.13%	-1.16%	8.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Portfolio Manager[1], Title/Managed Since
Wells Fargo Funds Management, LLC	Ben Inker, CFA, Portfolio Manager/1996 Sam Wilderman, CFA, Portfolio Manager/2012
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Purchase and Sale of Fund Shares

Administrator Class shares are generally available through financial intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Buy or Sell Shares
Minimum Initial Investment Administrator Class: $1 million (this amount may be reduced or eliminated for certain eligible investors) Minimum Additional Investment Administrator Class: None	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about the Fund within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

Investment Objective and Principal Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

■

what the Fund is trying to achieve; and

■

how we intend to invest your money.

This section also provides a summary of the Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Principal Risk Factors

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.

Asset Allocation Fund

Adviser	Wells Fargo Funds Management, LLC
Portfolio Manager	Ben Inker, CFA; Sam Wilderman, CFA[1]
Fund Inception:	July 29, 1996
Administrator Class	Ticker: EAIFX	Fund Number: 4706
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash and AAT may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies, to either maintain liquidity or for short-term defensive purposes, when we or GMO believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The Fund is primarily subject to the risks mentioned below.

■

Counter-Party Risk

■

Debt Securities Risk

■

Derivatives Risk

■

Emerging Markets Risk

■

Focused Portfolio Risk

■

Foreign Currency Transaction Risk

■

Foreign Investment Risk

■

Growth Style Investment Risk

■

High Yield Securities Risk

■

Issuer Risk

■

Large Shareholder Risk

■

Leverage Risk

■

Liquidity Risk

■

Management Risk

■

Market Disruption and Geopolitical Risk

■

Market Risk

■

Mortgage- and Asset-Backed Securities Risk

■

Natural Resources Risk

■

Options Risk

■

Regulatory Risk

■

Smaller Company Securities Risk

■

Underlying Funds Risk

■

Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks."

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due, and that the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Interest rates have remained at historical lows for an extended period of time. If interest rates rise quickly, it may have a pronounced negative effect on the value of certain debt securities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Emerging Markets Risk
Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Focused Portfolio Risk
 Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) may be subject to greater overall risk than funds whose investments are more diversified. A Fund that invests its assets in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund's performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular sector, or in securities of companies in a particular industry, is vulnerable to events affecting those sectors or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market have more exposure to regional and country economic risks than Funds making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis, or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or foreign country, are particularly vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Foreign Currency Transactions Risk
 Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk
Foreign investments, including American Depositary Receipts ("ADRs") and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk
Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

Large Shareholder Risk
To the extent that a large number of shares of an underlying fund is held by a single shareholder (e.g. an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemptiom by those shareholders of all or a large portion of their underlying fund shares will adversely affect the underlying fund's performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the underlying funds are not subject to restrictions on the frequency of trading of underlying fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the underlying funds' performance to the extent that the underlying funds are required to sell investments (or invest cash) at times when they would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholdes. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Disruption and Geopolitical Risk
The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund's investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in such markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund's investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world's securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls), also could negatively impact the Fund. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. During such market disruptions, the Fund's exposure to the risks described elsewhere in this "Description of Principal Investment Risks" section, including market risk, liquidity risk, foreign investment risk, currency risk, credit risk and counterparty risk, will likely increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund's derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer such products on a more limited basis. To the extent that the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities Risk
 Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. This is also known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Natural Resources Risk
To the extent an underlying fund concentrates its investments in the natural resources sector, it is subject to greater risks than a fund that invests in a wider variety of industries. A Fund with concentrated investments in the natural resources sector is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

A Fund's concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. If a Fund invests primarily in this economic sector, there is the risk that such Fund will perform poorly during an economic downturn or a decline in demand for natural resources.

Options Risk
The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option's expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund's potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund's ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund's transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund's options transactions potentially could cause a substantial portion of the Fund's income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income. Due to some of the underlying funds' primary investment strategy of selling put options on various stock indices, a substantial portion of such underlying fund's income could consist of short-term capital gains. See "Taxes" below for more information.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk
Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Underlying Funds Risk
 The risks associated with the Trust include the risks related to each underlying fund in which it invests. We seek to reduce the risk of your investment by diversifying among underlying funds that invest in stocks and bonds. You still have the risks of investing in various asset classes, such as market risks relating to stocks and, in some cases, bonds, as well as the risks of investing in a particular underlying fund, such as risks relating to the particular investment management style and that the underlying fund may underperform other similarly managed funds. To the extent that an underlying fund actively trades its securities, it will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investment in the Trust results in your incurring greater expenses than if you were to invest directly in the underlying funds in which the Trust invests. There can be no assurance that any mutual fund, including an underlying fund, will achieve its investment objective.

Value Style Investment Risk
Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Fund's Statement of Additional Information and on the Wells Fargo Advantage Funds' Web site at wellsfargoadvantagefunds.com. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for the Fund. The substance of the information contained in such commentaries will also be posted to the Fund's Web site at wellsfargoadvantagefunds.com.

Organization and Management of the Fund

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the Fund's advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser and Portfolio Manager

Wells Fargo Funds Management, LLC ("Funds Management"), headquartered at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer finance services. Funds Management is a registered investment adviser that provides investment advisory services for registered mutual funds and closed-end funds.

As investment adviser, Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Funds Management's investment professionals review and analyze each Fund's performance, including relative to peer funds, and monitor each Fund's compliance with its investment objective and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

For providing these investment advisory services, Funds Management is entitled to receive the fees disclosed in the row captioned "Management Fees" in each Fund's table of Annual Fund Operating Expenses. A discussion regarding the basis for the Board's approval of the investment advisory agreement for a Fund is available in the Fund's shareholder report for the period ended March 31.

For the Fund's most recent fiscal year, the investment advisory fee paid to Funds Management, net of any applicable waivers or reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
Asset Allocation Fund	0.22%

Ben Inker, CFA

The Fund will invest all of its assets directly in AAT. Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker, the senior member of the Division, allocates the responsibility for portions of AAT's portfolio to various members of the Division, oversees the implementation of the trades on behalf of AAT, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows. Mr. Inker has served as a senior member of the Division responsible for coordinating the portfolio management of AAT since the Fund's inception. Mr. Inker is Co-Head of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

Sam Wilderman, CFA

The Fund will invest all of its assets directly in Asset Allocation Trust ("AAT"). Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker and Sam Wilderman, the senior members of the Division, allocate the responsibility for portions of AAT's portfolio to various members of the Division, oversee the implementation of the trades on behalf of AAT, review the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitor cash flows. Mr. Inker and Mr. Wilderman are Co-Heads of the Division. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 2012.

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund may seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. There is no guarantee the SEC would grant such exemptive relief. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Compensation to Dealers and Shareholder Servicing Agents

Shareholder Servicing Plan
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services for the Fund's Administrator Class. For these services, the Fund's Administrator Class pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect the Fund to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmationsof transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above.The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargoadvantagefunds.com.

Pricing Fund Shares

The share price ("net asset value per share" or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Buy Shares

Administrator Class shares are generally available through financial intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. Specific eligibility requirements that apply to these entities include:

■

Employee benefit plan programs;

■

Broker-dealer managed account or wrap programs that charge an asset-based fee;

■

Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

■

Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■

Internal Revenue Code Section 529 college savings plan accounts;

■

Fund of Funds including those advised by Funds Management;

■

Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients

■

Endowments, non-profits, and charitable organizations who invest a minimum initial amount of $500,000 in a Fund;

■

Any other institutions or customers of financial intermediaries who invest a minimum initial amount of $1 million in a Fund;

■

Individual investors who invest a minimum initial amount of $1 million directly with a Fund; and

■

Certain investors and related accounts as detailed in the Funds' Statement of Additional Information.

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Institutions Purchasing Shares Directly	Opening an Account	Adding to an Account
By Telephone or Internet

A new account may not be opened by telephone or internet unless the institution has another Wells Fargo Advantage Fund account. If the institution does not currently have an account, contact your investment representative.

To buy additional shares or to buy
shares in a new Fund:

■

Call Investor Services at
1-800-222-8222 or

■

Call 1-800-368-7550 for the
automated phone system or

■

Visit our Web site at
wellsfargoadvantagefunds.com

By Wire

■

Complete and sign the Administrator Class account application

■

Call Investor Services at 1-800-222-8222 for faxing instructions

■

Use the following wiring instructions:

Receiving bank: State Street Bank & Trust Company, Boston, MA
Bank ABA/routing number: 011000028
Bank account number: 9905-437-1
For credit to: Wells Fargo Advantage Funds
For further credit to: [Your name (as registered on your fund account) and your fund and account number]

■ To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

General Notes For Buying Shares

■

Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

■

Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

■

U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

■

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

■

Other Share Classes. The Fund offers other classes of shares in addition to those offered through this Prospectus. You may be eligible to invest in one or more of these other classes of shares. Each of the Fund's share classes bears varying expenses and may differ in other features. Consult your financial intermediary for more information regarding the Fund's available share classes.

Special Considerations When Investing Through Financial Intermediaries:
 If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

■

Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

■

Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

■

Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to a Fund and for delivering required payment on a timely basis.

■

Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from a Fund, and for transmitting shareholder voting instructions to a Fund.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

Institutions Selling Shares Directly	To Sell Some or All of Your Shares
By Telephone / Electronic Funds Transfer (EFT)

■

To speak with an investor services representative call 1-800-222-8222 or use the automated phone system at 1-800-368-7550.

■

Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

■

Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

■

Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

By Wire

■

To arrange for a Federal Funds wire, call 1-800-222-8222.

■

Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

■

Redemption proceeds are usually wired to the financial intermediary the following business day.

By Internet	Visit our Web site at wellsfargoadvantagefunds.com.
Through Your Investment Representative	Contact your investment representative.

General Notes for Selling Shares

■

Proper Form. If the transfer agent receives your request to sell shares in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received in proper form after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

■

Earnings Distributions. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

■

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

■

Redemption in Kind. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the Investment Company Act of 1940, and the rules thereunder. The redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received.

■

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts).

■

Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class, Investor Class, Class R, Class R4 and Class R6 shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

■

An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

■

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

■

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

■

Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

Wells Fargo Advantage Funds reserves the right to reject any purchase or exchange order for any reason. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Wells Fargo Advantage Funds, other than the Adjustable Rate Government Fund, Conservative Income Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund ("Ultra-Short Funds") and the money market funds, (the "Covered Funds"). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is "blocked" from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Money market funds;

■

Ultra-Short Funds;

■

Dividend reinvestments;

■

Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

All Wells Fargo Advantage Funds. In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or "wrap" program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Account Policies

Advance Notice of Large Transactions
 We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

■

Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

■

Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above.You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so,we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargoadvantagefunds.com. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity,we reserve the right to redeem your account at the current day's NAV.You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Fund generally makes distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting a Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning.You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

The American Taxpayer Relief Act of 2012 extended certain tax rates except those that applied to individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households). Taxpayers that are not in the new highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. For taxpayers in the new highest tax bracket, the maximum tax rate on long-term capital gains and qualified dividends will be 20%. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a new 3.8% Medicare contribution tax will apply on "net investment income," including interest, dividends, and capital gains.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. A Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Description of Underlying Funds

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed in this prospectus under "Principal Risks." For a more detailed explanation of each underlying fund's principal investments, investment methodology and risks, as well as a definition of each underlying fund's benchmark, see "Underlying Funds" in the Fund's Statement of Additional Information. References below to the "Manager" are to GMO.

GMO U.S. Equity Funds

The GMO U.S. Equity Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Real Estate Fund MSCI U.S. REIT Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI U.S. REIT Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchangetraded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments (see "Name Policies"). REITs are managed vehicles that invest in real estate or real estate-related investments (both equity and fixed income securities). For purposes of this Prospectus, the term "real estate-related investments" includes securities of REITs and of companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate or (ii) real estate holdings. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Core Equity Fund S&P 500 Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the S&P 500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns information, such as of price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in companies of any market capitalization. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Flexible Equities Fund Russell 3000® Index

Seeks total return in excess of its benchmark, the Russell 3000 Index. There can be no assurance that the Fund will achieve its investment objective. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments tied economically to the U.S. (the "Name Policy") (see "Name Policy" below for more information). In addition, the Fund may invest up to 20% of its net assets in any type of securities, including non-U.S. securities. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, exchange-traded equity real estate investment trusts ("REITs"), and income trusts. For purposes of this paragraph, an investment is "tied economically" to the U.S. if: (i) it is an investment in an issuer that is organized under the laws of the U.S. or in an issuer that maintains its principal place of business in the U.S.; (ii) it is traded principally in the U.S.; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. The Fund is permitted to make equity investments of all types, including investments in growth or value style equities or other groups of equities identified by the Manager as attractive investments, and to make equity investments in companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any segment of the U.S. market or in the types of equity investments it may purchase, and may often own a limited number of equity investments of companies in a single U.S. market segment and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this prospectus, the Manager expects to invest substantially all of the Fund's assets in equities that the Manager believes to be of high quality. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, swap contracts and reverse repurchase agreements. The Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund ("U.S. Treasury Fund") and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Growth Fund Russell 1000® Growth Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Intrinsic Value Fund Russell 1000® Value Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Small/Mid Cap Fund Russell 2500® Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 2500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or totheir own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe and corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. (see "Name Policies"). As of May 31, 2013, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $14.3 million to $12.7 billion, with an average market capitalization of approximately $3.5 billion and a median market capitalization of approximately $3.2 billion. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Fixed Income Funds

If deemed prudent by the Manager, the GMO Fixed Income Funds (other than GMO Domestic Bond Fund and GMO U.S. Treasury Fund) may take temporary defensive positions. Many of the GMO Fixed Income Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind. To the extent a Fund takes temporary defensive positions or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective. With respect to the GMO Fixed Income Funds' investments, the term "investment grade" refers to a rating of Baa3/P-2 or better by Moody's Investors Service, Inc. ("Moody's") or BBB-/A-2 or better by Standard & Poor's Ratings Services ("S&P") and the term "below investment grade" refers to any rating below Baa3/P-2 given by Moody's or below BBB-/A-2 given by S&P. Fixed income securities rated below investment grade are commonly referred to as high yield or "junk" bonds. In addition, securities and commercial paper that are rated Aa/P-1 or better by Moody's or AA/A-1 or better by S&P are sometimes referred to as "high quality." Securities referred to as investment grade, below investment grade, or high quality include not only securities rated by Moody's and/or S&P, but also unrated securities that the Manager determines have comparable credit qualities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation Bond Fund Citigroup 3-Month Treasury Bill Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). While the Fund principally invests in non-U.S. bonds, it may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: non-U.S. government securities and other investment grade bonds denominated in various currencies, including bonds issued by the U.S. government, and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by non-U.S. governments and the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Core Plus Bond Fund Barclays U.S. Aggregate Index

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 5.5 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Bond Fund J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., United Kingdom) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). The Fund generally attempts to hedge at least 75% of its net non-U.S. currency exposure into U.S. dollars. As a result primarily of its investment in shares of SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.0 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Debt Opportunities Fund N/A

The Fund's investment objective is positive total return. The Fund invests primarily in debt investments and is not restricted in its exposure to any type of debt investment, without regard to credit rating. The Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and non-U.S. governments (whether or not guaranteed or insured by those governments). The Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying derivative even though it does not own those assets or indices. The Fund's debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund may invest in securities of any credit quality and has no limit on how much it may invest in below investment grade securities (commonly referred to as "junk bonds"). As of the date of this Private Placement Memorandum, the Fund has invested substantially all of its assets in asset-backed securities, a substantial portion of which are below investment grade. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting debt investments for the Fund's portfolio, the Manager emphasizes issue selection in its investment process, which involves examination of various sectors of structured product. The Manager uses analytical techniques to seek to find relative value among sectors and individual securities. The factors considered and investment methods used by the Manager can change over time. The Fund does not maintain a specified interest rate duration for its portfolio. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO Domestic Bond Fund Barclays U.S. Government Index

Seeks total return in excess of that of its benchmark. The Fund is not pursuing an active investment program and is gradually liquidating its portfolio. The Fund principally holds shares of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities). In addition, the Fund holds shares of GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund has also invested in and may continue to hold U.S. bonds (including government bonds, corporate bonds, and asset-backed securities). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF, currently has and is expected to continue to have material exposure to U.S. asset-backed securities that are below investment grade (commonly referred to as "junk bonds"). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Manager does not seek to maintain a specified interest rate duration for the Fund. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds tied economically to the U.S. (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). Since October 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including the Fund, for tax purposes. Moreover, the Fund itself has, and intends to continue, a similar practice: it declares and pays distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. Therefore, a substantial portion of any distributions by the Fund could constitute a return of capital to shareholders of the Fund for tax purposes. See "Taxes" above for more information on the tax implications of such distributions.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Country Debt Fund J.P. Morgan EMBI Global

Seeks total return in excess of that of its benchmark. The Fund invests primarily in debt of emerging countries that is debt issued by a sovereign or its instrumentalities outside the country of the issuer and usually is denominated in the currency of the country in which it is issued (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc and British pound sterling). Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries (see "Name Policies"). The term "emerging countries" means the world's less developed countries. In general, the Fund considers "emerging countries" to be the countries included in the Fund's benchmark, as well as other countries with similar national income characteristics. The Fund typically gains its investment exposure by purchasing debt investments or by using derivatives, typically credit default swaps. The Fund maintains a substantial portion of its assets either through direct holdings or indirectly through derivatives in below investment grade debt investments (commonly referred to as "junk bonds"). Those investments have speculative characteristics and are riskier than investment grade debt investments. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. The Fund's performance is likely to be more volatile than that of its benchmark. The Manager emphasizes a bottom-up approach to select debt issued by sovereign and quasi-sovereign entities, using analytical techniques that seek to uncover the most undervalued instrument(s) issued by a particular sovereign or quasi-sovereign entity. The Manager also considers its outlook for a country in making investment decisions and typically uses portfolio cash flows to rebalance the Fund's portfolio. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund typically uses exchange-traded and over-the-counter (OTC) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of the developed markets), reverse repurchase agreements and futures. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund also has direct and indirect holdings in U.S. asset-backed securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Manager normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 7.1 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration."

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Bond Fund J.P. Morgan GBI Global

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 6.8 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO High Quality Short-Duration Bond Fund J.P. Morgan U.S. 3 Month Cash Index

The Fund's investment objective is total return in excess of that of its benchmark. The Fund seeks to add value relative to its benchmark to the extent consistent with the preservation of capital and liquidity. The Fund will invest primarily in high quality U.S. and non-U.S. fixed income securities. The Fund may invest in fixed income securities of any type, including asset-backed securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund's fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. While the Fund primarily invests in high quality bonds, it may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting fixed income securities for the Fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The factors considered and investment methods used by the Manager can change over time. The Manager will normally seek to maintain an estimated interest rate duration of 365 days or less for the Fund's portfolio (which may be substantially shorter than the Fund's dollar-weighted average portfolio maturity). The Manager estimates the Fund's dollar-weighted average interest rate duration by aggregating the durations of the Fund's direct and indirect individual holdings and weighting each holding based on its market value. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in high quality bonds (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.4 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Strategic Fixed Income Fund J.P. Morgan U.S. 3-Month Cash Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in fixed income securities (see "Name Policies"). The term "fixed income security" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in fixed income securities of any kind (e.g., fixed income securities of any maturity, duration or credit quality). The Fund may invest in any sector of the fixed income market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The Fund may invest all of its assets in below investment grade securities (commonly referred to as "junk bonds"). The sectors and types of fixed income securities in which the Fund may invest or hold include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds; inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds); and asset-backed securities. The Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO Overlay Fund, GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to emerging country debt markets), GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. As a result primarily of its investment in SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO U.S. Treasury Fund Citigroup 3-Month Treasury Bill Index

Seeks liquidity and safety of principal with current income as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations (see "Name Policies"). "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for the Fund's portfolio. For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." The Fund also may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement depends on, among other things, the Fund's having an interest in the security that it can realize in the event of the insolvency of the counterparty. In addition to Direct U.S. Treasury Obligations, the Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government, such as fixed income securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC) that are guaranteed by the U.S. government. The Fund also may invest in unaffiliated money market funds. Although the fixed income securities purchased by the Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may end up owning a security with a stated or remaining maturity of more than one year. The Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds. In selecting U.S. Treasury securities for the Fund's portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. The factors considered and investment methods used by the Manager can change over time.

Fund Name and Benchmark	Investment Goals/Strategy
GMO World Opportunity Overlay Fund J.P. Morgan U.S. 3 Month Cash Index

Seeks total return greater than that of its benchmark. The Manager seeks to achieve the Fund's investment objective by attempting to identify and estimate relative misvaluation of global interest rate, credit, and currency markets. Based on those estimates, the Manager establishes the Fund's positions across those markets. Those positions may include direct investments and derivatives. The Fund's direct investments in fixed income securities include U.S. and non-U.S. asset-backed securities and other fixed income securities (including Treasury Separately Traded Registered Interest and Principal Securities (STRIPS), Inflation-Protected Securities issued by the U.S. Treasury (TIPS), Treasury Securities and global bonds). The factors considered and investment methods used by the Manager can change over time. Derivatives used by the Fund are primarily interest rate swaps and futures contracts, currency forwards and options, and credit default swaps on single-issuers or indices. As a result of its derivative positions, the Fund typically will have higher volatility than its benchmark. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund has a substantial investment in asset-backed securities. The Fund also may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund's fixed income securities may include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Because of the deterioration in credit markets that became acute in 2008, the Fund has and is expected to continue to have material exposure to below investment grade securities (commonly referred to as "junk bonds").

GMO Global Equity Funds

The GMO Global Equity Funds (other than GMO Quality Fund) normally do not take temporary defensive positions. GMO Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Developed World Stock Fund MSCI World Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in stocks that the Manager believes will provide a higher return than the MSCI World Index. The Manager determines which stocks the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting stocks for the Fund, the Manager uses a combination of investment methods to identify stocks that the Manager believes have positive return potential relative to other stocks in the Fund's investment universe. Some of these methods evaluate individual stocks or groups of stocks based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a stock or groups of stocks relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in stocks, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in stocks tied economically to developed markets (see "Name Policies"). For this purpose, the term "stocks" refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, and the term "developed markets" refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Manager may make investments tied economically to emerging countries. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Focused Equity Fund N/A

Seeks total return. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets, including emerging markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of countries and/or market capitalization ranges. The Fund could experience material losses from a single investment. The Manager anticipates that the Fund will focus its investments in a limited number (30-50) of securities that the Manager believes offer the most attractive investment opportunities in U.S. and non-U.S. equity markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager selects investments using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. The Fund may hold up to 20% of its assets in cash or cash equivalents. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Risk Premium Fund MSCI World Index

Seeks total return. The Manager seeks to achieve the Fund's investment objective primarily by causing the Fund to sell (write) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices.  The Manager uses a proprietary indicator to determine the Fund's put-writing allocations among stock indices, depending on the relative assessment of premiums available. The Fund's portfolio allocations are based on the relative attractiveness of each index in conjunction with other factors such as the liquidity available in each index's options markets. The Manager expects the Fund to sell put options on a number of stock indices but, from time to time, the Fund may have substantial exposures to a relatively small number of U.S. and international stock indices. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (ETFs). The Fund may purchase and sell exchange-traded and over-the-counter ("OTC") options, including options that are cash-settled as well as physically settled. The Fund may purchase and sell options and other securities tied economically to any country in the world, including emerging countries. The Manager expects that the Fund's option positions typically will be fully collateralized at the time when the Fund is selling them. The Manager, therefore, expects that the Fund will hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by the Fund. The factors considered and investment methods used by the Manager can change over time. For collateral and cash management purposes, the Fund will invest a substantial portion of its assets in shares of U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Quality Fund N/A

Seeks total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes to be of high quality. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a subsitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund may hold shares in fewer than 100 companies. The Fund may make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to any country in the world, including emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO International Equity Funds

The GMO International Equity Funds (other than GMO Flexible Equities Fund) normally do not take temporary defensive positions. GMO Flexible Equities Fund may, from time to time, take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Small Companies Fund MSCI EAFE Small Cap Index (Europe, Australia, and Far East)

Seeks high total return. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager typically seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities of non-U.S. small companies. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Equity Fund MSCI EAFE Index (Hedged)

Seeks total return greater than that of its benchmark. The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in International Core Equity Fund, International Intrinsic Value Fund, International Large/Mid Cap Value Fund, International Growth Equity Fund, International Small Companies Fund, Asset Allocation International Small Companies Fund, and Flexible Equities Fund (collectively, the "underlying Funds") and may invest in securities directly. Under normal circumstances, the Fund invests directly and indirectly (through investment in the underlying Funds) at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Manager uses multi-year forecasts of returns and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth) to select the underlying Funds and decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Manager assesses the currency exposure of the underlying Funds' holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund also may lend its portfolio securities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Countries Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging countries. "Emerging countries" include all countries that are not treated as "developed market countries" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries (see "Name Policies"). In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. In general, the Fund typically invests in companies with larger market capitalizations than does Emerging Markets Fund. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Domestic Opportunities Fund N/A

Seeks total return. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies whose prospects are linked to the internal ("domestic") development and growth of the world's non-developed markets ("emerging markets"), including companies that provide goods and services to emerging market consumers. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments related to emerging markets (see "Name Policies"). The Fund's investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager uses primarily fundamental analysis to evaluate and select countries, sectors and companies that it believes are most likely to benefit from domestic growth in emerging markets. In evaluating and selecting investments, the Manager may consider many factors, including the Manager's assessment of a country's and/or sector's fundamentals or growth prospects as well as a company's positioning relative to its competitors. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may lend its portfolio securities. The Fund may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Markets Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging markets. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets (see "Name Policies"). In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Flexible Equities Fund MSCI World Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this Prospectus, substantially all of the Fund's assets were invested in equity investments tied economically to Japan. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund may identify and measure its performance against one or more secondary benchmarks from time to time. The Manager does not manage the Fund to, or control the Fund's risk relative to, the Fund's benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to non-U.S. countries, including both developed and emerging countries. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to countries other than the U.S. (see "Name Policies"). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used byt the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchangetraded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Small Companies Fund S&P Developed ex-U.S. Small Cap Index

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to countries other than the U.S. (including both developed and emerging countries) whose outstanding publicly traded equities are in the lowest 25% of publicly traded market capitalization (float) in a particular country ("small companies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies that are tied economically to countries other than the U.S. (see "Name Policies"). The market capitalization range of companies whose equity investments are held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark, which represents the lowest 15% of publicly traded market capitalization (float) of the S&P Broad Market Index in each country. Depending on the country, as of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company (in a particular country) included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $485 million (Greece) to $10.1 billion (Switzerland) (based on exchange rates as of May 31, 2013). As of May 31, 2013, the publicly traded market capitalization of the largest small company (as defined by the Fund) ranged from approximately $619 million (Egypt) to $36 billion (Switzerland) (based on exchange rates as of May 31, 2013). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries or regions relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Core Equity Fund MSCI EAFE Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Growth Equity Fund MSCI EAFE Growth Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Intrinsic Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior of an issuer, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Large/Mid Cap Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe  or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. companies that issue stocks included in the MSCI Standard Indices, international stock indices that target approximately the largest 85% of each market's free-float adjusted market capitalization, and in companies with similar market capitalizations ("large- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of largeand mid-cap companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Small Companies Fund MSCI EAFE Small Cap Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Small Cap Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, sch as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Resources Fund N/A

Seeks total return. The Fund has a fundamental policy to concentrate its investments in the natural resources sector, and, under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector. The Fund considers the "natural resources sector" to include companies that own, produce, refine, process, transport and market natural resources and companies that provide related equipment, infrastructure and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, the Fund also may invest up to 20% of its net assets in securities of any type of company. The Manager selects investments for the Fund based on the Manager's assessment of which segments of the natural resources sector offer the best investment opportunities. That assessment may be based on the relative attractiveness of individual natural resources, including supply and demand fundamentals and pricing outlook. The Manager uses a combination of investment methods to identify companies and may analyze individual companies based on their financial, operational, and managerial strength and valuation. Other methods focus on patterns of information, such as price volatility of a security or groups of securities or corporate behavior of an issuer. The Manager adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as commodity type, industry, sector, country or currency. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in securities of any type, including without limitation, common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, shares of royalty trusts and master limited partnerships and fixed income securities (including fixed income securities of any maturity and below investment grade securities (commonly referred to as "junk bonds")). The Fund may invest in the securities of companies of any market capitalization. As a substitute for direct investments in securities of companies in the natural resources sector, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Alternative Strategy Funds

Fund Name and Benchmark	Investment Goals/Strategy
GMO Alpha Only Fund Citigroup 3-Month Treasury Bill Index

Seeks total return greater than that of its benchmark. The Fund's investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure. To gain long investment exposure, the Fund invests primarily in shares of the U.S. Equity Funds, the International Equity Funds, and the Global Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund and GMO U.S. Flexible Equities Fund (collectively, the "underlying Funds") (see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Asset Allocation Funds"). In addition, the Fund may gain long investment exposure by investing in securities directly, rather than through the underlying Funds. To gain short investment exposure, the Fund may use over-the-counter ("OTC") and exchange-traded derivatives (including futures, swap contracts and currency forwards) and make short sales of securities, including short sales of securities the Fund does not own. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it  does not own those assets or indices. The Manager uses multi-year forecasts of returns and risk among asset classes (e.g., non-U.S. equity, U.S. equity, emerging country equity and emerging country debt) and sub-asset classes (e.g., small- to mid-cap stocks in the non-U.S. equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) to select the underlying Funds and securities in which the Fund invests or takes short positions and to decide how much to invest and/or short in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund's holdings in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Special Situations Fund N/A

Seeks capital appreciation and capital preservation. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may have long or short exposure to non-U.S. and U.S. equity securities (which may include both growth and value style equities and equities of any market capitalization), non-U.S. and U.S. fixed income securities (which may include fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment. The Fund is permitted to use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and non-U.S. currency derivative transactions. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may choose to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Manager does not manage the Fund to, or control the Fund's risk relative to, any securities index or securities benchmark. In addition, the Fund manage the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek "relative" return). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Additional Performance Information

This section contains additional information regarding the performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

Index Descriptions
The "Average Annual Total Returns" table in the Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index (BCABI)

The BCABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

MSCI ACWI Index (Net) (MSCI ACWI)	The MSCI ACWI is an independently maintained and published international (including emerging) equity index.
Global Asset Allocation Index (GMOGAAI)

The Global Asset Allocation Index (GMOGAAI) is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGAAI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGAAI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

Share Class Performance
 The following provides additional information about the performance history of the Funds contained in this prospectus, including the inception date of the relevant share class, information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

■

Asset Allocation Fund - Asset Allocation Fund - Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Asset Allocation Fund.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information in the following tables has been derived from the Fund's financial statements, which have been audited by KPMG, LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

Asset Allocation Fund

For a share outstanding throughout each period.

	Year ended September 30			Year ended December 31
Administrator Class	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.77	$11.84	$11.42	$9.42	$14.99	$14.90
Net investment income (loss)	(0.09)	(0.08)[3]	(0.01)	(0.06)[3]	(0.07)[3]	0.31
Net realized and unrealized gains (losses) on investments	1.57	0.22	0.43	2.36	(3.20)	0.77
Total from investment operations	1.48	0.14	0.42	2.30	(3.27)	1.08
Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.00)[4]	(0.30)	(1.13)	(0.63)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.04)	0.00	0.00	(0.32)	0.00
Total distributions to shareholders	(0.24)	(0.21)	(0.00)[4]	(0.30)	(2.30)	(0.99)
Net asset value, end of period	$13.01	$11.77	$11.84	$11.42	$9.42	$14.99
Total return[5]	12.74%	1.12%	3.70%	24.40%	(22.12)%	7.29%
Ratios to average net assets (annualized)
Gross expenses[6]	0.64%	0.65%	0.63%	0.62%	0.57%	0.54%
Net expenses[6]	0.62%	0.63%	0.60%	0.62%	0.57%	0.54%
Net investment income (loss)	(0.62)%	(0.63)%	(0.60)%	(0.62)%	(0.56)%	2.18%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$1,562,582	$1,423,427	$810,355	$639,903	$348,394	$337,645
1

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Asset Allocation Fund.

2	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.
3	Calculated based upon average shares outstanding
4	Amount is less than $0.005.
5	Returns for periods of less than one year are not annualized.
6	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

FOR MORE INFORMATION More information on the Fund is available free upon request, including the following documents: Statement of Additional Information ("SAI")
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargoadvantagefunds.com From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational information
for the SEC's Public Reference Room) or the
SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2013 Wells-Fargo Funds Management, LLC. All rights reserved	B73AFAM/P503B 7-13 ICA Reg. No. 811-09253

Wells Fargo Advantage Funds	|	February 1, 2013, as supplemented July 8, 2013

Allocation Funds

Prospectus

Class R*

Asset Allocation Fund
EAXFX

*Class R shares are only available to participants in certain retirement plans.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Fund shares are NOT deposits or other obligations of, or guaranteed by, Wells Fargo Bank, N.A., its affiliates or any other depository institution. Fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Asset Allocation Fund Summary

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.22%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.57%
Total Annual Fund Operating Expenses	1.66%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waiver[1]	1.66%
1.	The Adviser has committed through February 1, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.12% for Class R. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of Asset Allocation Trust), and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$169
3 Years	$523
5 Years	$902
10 Years	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio. In addition, the portfolio turnover rate for Asset Allocation Trust, in which the Fund invests all of its assets, was 31% for the most recent fiscal year.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

Principal Investment Risks

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Emerging Markets Risk. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

Focused Portfolio Risk. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high correlations to one another, or who invests in a limited number of issuers may be subject to greater overall risk than funds whose investments are more diversified.

Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. Use of hedging techniques cannot protect against exchange rate risk perfectly. If the Fund's adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default or of not returning principal and tend to be more volatile and less liquid than higher-rated securities of similar maturity.

Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

Large Shareholder Risk. If a large shareholder in an underlying fund sells shares of the underlying fund, the underlying fund's performance may be adversely affected.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Disruption and Geopolitical Risk. Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions, could adversely affect the value of the Fund's investments.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

Natural Resources Risk. To the extent an underlying fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

Options Risk. The market price of options written by an underlying fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

Underlying Funds Risk. The risks associated with the Fund include the risks related to each underlying fund in which the Fund invests.

Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
Class R

Highest Quarter: 2nd Quarter 2003	+12.75%
Lowest Quarter: 4th Quarter 2008	-11.89%

Average Annual Total Returns for the periods ended 12/31/2012
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R	10/10/2003	10.15%	2.65%	7.35%
GMO Global Asset Allocation Index (reflects no deduction for fees, expenses, or taxes)		12.07%	1.82%	6.78%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		16.13%	-1.16%	8.11%

Fund Management

Adviser	Portfolio Manager[1], Title/Managed Since
Wells Fargo Funds Management, LLC	Ben Inker, CFA, Portfolio Manager/1996 Sam Wilderman, CFA, Portfolio Manager/2012
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Purchase and Sale of Fund Shares

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts.

For Class R shares, eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with Wells Fargo Funds Distributor, LLC ("WFFD"), the Fund's distributor. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

Institutions Purchasing Fund Shares

Minimum Initial Investment
Class R: Eligible investors are not subject to a minimum initial investment (financial intermediaries may require different minimum investment amounts) Minimum Additional Investment
Class R: None (financial intermediaries may require different minimum additional investment amounts)

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Tax Information

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax adviser.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about the Fund within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

Investment Objective and Principal Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

■

what the Fund is trying to achieve; and

■

how we intend to invest your money.

This section also provides a summary of the Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Principal Risk Factors

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.

Asset Allocation Fund

Adviser	Wells Fargo Funds Management, LLC
Portfolio Manager	Ben Inker, CFA; Sam Wilderman, CFA[1]
Fund Inception:	July 29, 1996
Class R	Ticker: EAXFX	Fund Number: 789
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash and AAT may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies, to either maintain liquidity or for short-term defensive purposes, when we or GMO believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The Fund is primarily subject to the risks mentioned below.

■

Counter-Party Risk

■

Debt Securities Risk

■

Derivatives Risk

■

Emerging Markets Risk

■

Focused Portfolio Risk

■

Foreign Currency Transaction Risk

■

Foreign Investment Risk

■

Growth Style Investment Risk

■

High Yield Securities Risk

■

Issuer Risk

■

Large Shareholder Risk

■

Leverage Risk

■

Liquidity Risk

■

Management Risk

■

Market Disruption and Geopolitical Risk

■

Market Risk

■

Mortgage- and Asset-Backed Securities Risk

■

Natural Resources Risk

■

Options Risk

■

Regulatory Risk

■

Smaller Company Securities Risk

■

Underlying Funds Risk

■

Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks."

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due, and that the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Interest rates have remained at historical lows for an extended period of time. If interest rates rise quickly, it may have a pronounced negative effect on the value of certain debt securities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Emerging Markets Risk
Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Focused Portfolio Risk
 Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) may be subject to greater overall risk than funds whose investments are more diversified. A Fund that invests its assets in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund's performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular sector, or in securities of companies in a particular industry, is vulnerable to events affecting those sectors or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market have more exposure to regional and country economic risks than Funds making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis, or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or foreign country, are particularly vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Foreign Currency Transactions Risk
 Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk
Foreign investments, including American Depositary Receipts ("ADRs") and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk
Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

Large Shareholder Risk
To the extent that a large number of shares of an underlying fund is held by a single shareholder (e.g. an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemptiom by those shareholders of all or a large portion of their underlying fund shares will adversely affect the underlying fund's performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the underlying funds are not subject to restrictions on the frequency of trading of underlying fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the underlying funds' performance to the extent that the underlying funds are required to sell investments (or invest cash) at times when they would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholdes. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Disruption and Geopolitical Risk
The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund's investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in such markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund's investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world's securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls), also could negatively impact the Fund. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. During such market disruptions, the Fund's exposure to the risks described elsewhere in this "Description of Principal Investment Risks" section, including market risk, liquidity risk, foreign investment risk, currency risk, credit risk and counterparty risk, will likely increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund's derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer such products on a more limited basis. To the extent that the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities Risk
 Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. This is also known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Natural Resources Risk
To the extent an underlying fund concentrates its investments in the natural resources sector, it is subject to greater risks than a fund that invests in a wider variety of industries. A Fund with concentrated investments in the natural resources sector is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

A Fund's concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. If a Fund invests primarily in this economic sector, there is the risk that such Fund will perform poorly during an economic downturn or a decline in demand for natural resources.

Options Risk
The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option's expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund's potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund's ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund's transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund's options transactions potentially could cause a substantial portion of the Fund's income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income. Due to some of the underlying funds' primary investment strategy of selling put options on various stock indices, a substantial portion of such underlying fund's income could consist of short-term capital gains. See "Taxes" below for more information.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk
Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Underlying Funds Risk
 The risks associated with the Trust include the risks related to each underlying fund in which it invests. We seek to reduce the risk of your investment by diversifying among underlying funds that invest in stocks and bonds. You still have the risks of investing in various asset classes, such as market risks relating to stocks and, in some cases, bonds, as well as the risks of investing in a particular underlying fund, such as risks relating to the particular investment management style and that the underlying fund may underperform other similarly managed funds. To the extent that an underlying fund actively trades its securities, it will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investment in the Trust results in your incurring greater expenses than if you were to invest directly in the underlying funds in which the Trust invests. There can be no assurance that any mutual fund, including an underlying fund, will achieve its investment objective.

Value Style Investment Risk
Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Funds' Statement of Additional Information. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at wellsfargoadvantagefunds.com.

Organization and Management of the Fund

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the Fund's advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser and Portfolio Manager

Wells Fargo Funds Management, LLC ("Funds Management"), headquartered at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer finance services. Funds Management is a registered investment adviser that provides investment advisory services for registered mutual funds and closed-end funds.

As investment adviser, Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Funds Management's investment professionals review and analyze each Fund's performance, including relative to peer funds, and monitor each Fund's compliance with its investment objective and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

For providing these investment advisory services, Funds Management is entitled to receive the fees disclosed in the row captioned "Management Fees" in each Fund's table of Annual Fund Operating Expenses. A discussion regarding the basis for the Board's approval of the investment advisory agreement for a Fund is available in the Fund's shareholder report for the period ended March 31.

For the Fund's most recent fiscal year, the investment advisory fee paid to Funds Management, net of any applicable waivers or reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
Asset Allocation Fund	0.22%

Ben Inker, CFA

The Fund will invest all of its assets directly in AAT. Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker, the senior member of the Division, allocates the responsibility for portions of AAT's portfolio to various members of the Division, oversees the implementation of the trades on behalf of AAT, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows. Mr. Inker has served as a senior member of the Division responsible for coordinating the portfolio management of AAT since the Fund's inception. Mr. Inker is Co-Head of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

Sam Wilderman, CFA

The Fund will invest all of its assets directly in Asset Allocation Trust ("AAT"). Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker and Sam Wilderman, the senior members of the Division, allocate the responsibility for portions of AAT's portfolio to various members of the Division, oversee the implementation of the trades on behalf of AAT, review the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitor cash flows. Mr. Inker and Mr. Wilderman are Co-Heads of the Division. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 2012.

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund may seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. There is no guarantee the SEC would grant such exemptive relief. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Compensation to Dealers and Shareholder Servicing Agents

Distribution Plan
 The Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for Class R shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution related services, they are approved and payable under the 12b-1 Plan. Class R shares incur an annual 12b-1 Plan fee of 0.25% of the average daily net assets of the class for services rendered to shareholders and/or the maintenance of accounts.

Shareholder Servicing Plan
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services to the Class R shares. For these services, Class R pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect the Fund to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmationsof transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above.The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargoadvantagefunds.com.

Pricing Fund Shares

The share price ("net asset value per share" or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Buy Shares

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts. Eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

General Notes for Buying Shares

■

Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

■

Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

■

U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

■

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

Special Considerations When Investing Through Financial Intermediaries:
If a financial intermediary purchases Class R shares on your behalf, you should understand the following:

■

Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

■

Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for Class R shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

■

Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis.

■

Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

Class R shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

General Notes for Selling Shares

■

Proper Form. If the transfer agent receives your request to sell shares in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received in proper form after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

■

Earnings Distributions. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

■

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

■

Redemption in Kind. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the Investment Company Act of 1940, and the rules thereunder. The redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received.

■

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts).

■

Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class, Investor Class, Class R, Class R4 and Class R6 shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

■

An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

■

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

■

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

■

Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

Wells Fargo Advantage Funds reserves the right to reject any purchase or exchange order for any reason. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Wells Fargo Advantage Funds, other than the Adjustable Rate Government Fund, Conservative Income Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund ("Ultra-Short Funds") and the money market funds, (the "Covered Funds"). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is "blocked" from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Money market funds;

■

Ultra-Short Funds;

■

Dividend reinvestments;

■

Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

All Wells Fargo Advantage Funds. In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or "wrap" program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Account Policies

Advance Notice of Large Transactions
 We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

■

Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

■

Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above.You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so,we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargoadvantagefunds.com. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity,we reserve the right to redeem your account at the current day's NAV.You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Fund generally makes distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax advisor.

Description of Underlying Funds

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed in this prospectus under "Principal Risks." For a more detailed explanation of each underlying fund's principal investments, investment methodology and risks, as well as a definition of each underlying fund's benchmark, see "Underlying Funds" in the Fund's Statement of Additional Information. References below to the "Manager" are to GMO.

GMO U.S. Equity Funds

The GMO U.S. Equity Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Real Estate Fund MSCI U.S. REIT Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI U.S. REIT Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchangetraded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments (see "Name Policies"). REITs are managed vehicles that invest in real estate or real estate-related investments (both equity and fixed income securities). For purposes of this Prospectus, the term "real estate-related investments" includes securities of REITs and of companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate or (ii) real estate holdings. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Core Equity Fund S&P 500 Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the S&P 500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns information, such as of price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in companies of any market capitalization. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Flexible Equities Fund Russell 3000® Index

Seeks total return in excess of its benchmark, the Russell 3000 Index. There can be no assurance that the Fund will achieve its investment objective. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments tied economically to the U.S. (the "Name Policy") (see "Name Policy" below for more information). In addition, the Fund may invest up to 20% of its net assets in any type of securities, including non-U.S. securities. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, exchange-traded equity real estate investment trusts ("REITs"), and income trusts. For purposes of this paragraph, an investment is "tied economically" to the U.S. if: (i) it is an investment in an issuer that is organized under the laws of the U.S. or in an issuer that maintains its principal place of business in the U.S.; (ii) it is traded principally in the U.S.; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. The Fund is permitted to make equity investments of all types, including investments in growth or value style equities or other groups of equities identified by the Manager as attractive investments, and to make equity investments in companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any segment of the U.S. market or in the types of equity investments it may purchase, and may often own a limited number of equity investments of companies in a single U.S. market segment and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this prospectus, the Manager expects to invest substantially all of the Fund's assets in equities that the Manager believes to be of high quality. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, swap contracts and reverse repurchase agreements. The Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund ("U.S. Treasury Fund") and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Growth Fund Russell 1000® Growth Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Intrinsic Value Fund Russell 1000® Value Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Small/Mid Cap Fund Russell 2500® Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 2500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or totheir own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe and corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. (see "Name Policies"). As of May 31, 2013, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $14.3 million to $12.7 billion, with an average market capitalization of approximately $3.5 billion and a median market capitalization of approximately $3.2 billion. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Fixed Income Funds

If deemed prudent by the Manager, the GMO Fixed Income Funds (other than GMO Domestic Bond Fund and GMO U.S. Treasury Fund) may take temporary defensive positions. Many of the GMO Fixed Income Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind. To the extent a Fund takes temporary defensive positions or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective. With respect to the GMO Fixed Income Funds' investments, the term "investment grade" refers to a rating of Baa3/P-2 or better by Moody's Investors Service, Inc. ("Moody's") or BBB-/A-2 or better by Standard & Poor's Ratings Services ("S&P") and the term "below investment grade" refers to any rating below Baa3/P-2 given by Moody's or below BBB-/A-2 given by S&P. Fixed income securities rated below investment grade are commonly referred to as high yield or "junk" bonds. In addition, securities and commercial paper that are rated Aa/P-1 or better by Moody's or AA/A-1 or better by S&P are sometimes referred to as "high quality." Securities referred to as investment grade, below investment grade, or high quality include not only securities rated by Moody's and/or S&P, but also unrated securities that the Manager determines have comparable credit qualities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation Bond Fund Citigroup 3-Month Treasury Bill Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). While the Fund principally invests in non-U.S. bonds, it may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: non-U.S. government securities and other investment grade bonds denominated in various currencies, including bonds issued by the U.S. government, and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by non-U.S. governments and the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Core Plus Bond Fund Barclays U.S. Aggregate Index

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 5.5 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Bond Fund J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., United Kingdom) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). The Fund generally attempts to hedge at least 75% of its net non-U.S. currency exposure into U.S. dollars. As a result primarily of its investment in shares of SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.0 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Debt Opportunities Fund N/A

The Fund's investment objective is positive total return. The Fund invests primarily in debt investments and is not restricted in its exposure to any type of debt investment, without regard to credit rating. The Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and non-U.S. governments (whether or not guaranteed or insured by those governments). The Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying derivative even though it does not own those assets or indices. The Fund's debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund may invest in securities of any credit quality and has no limit on how much it may invest in below investment grade securities (commonly referred to as "junk bonds"). As of the date of this Private Placement Memorandum, the Fund has invested substantially all of its assets in asset-backed securities, a substantial portion of which are below investment grade. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting debt investments for the Fund's portfolio, the Manager emphasizes issue selection in its investment process, which involves examination of various sectors of structured product. The Manager uses analytical techniques to seek to find relative value among sectors and individual securities. The factors considered and investment methods used by the Manager can change over time. The Fund does not maintain a specified interest rate duration for its portfolio. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO Domestic Bond Fund Barclays U.S. Government Index

Seeks total return in excess of that of its benchmark. The Fund is not pursuing an active investment program and is gradually liquidating its portfolio. The Fund principally holds shares of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities). In addition, the Fund holds shares of GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund has also invested in and may continue to hold U.S. bonds (including government bonds, corporate bonds, and asset-backed securities). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF, currently has and is expected to continue to have material exposure to U.S. asset-backed securities that are below investment grade (commonly referred to as "junk bonds"). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Manager does not seek to maintain a specified interest rate duration for the Fund. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds tied economically to the U.S. (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). Since October 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including the Fund, for tax purposes. Moreover, the Fund itself has, and intends to continue, a similar practice: it declares and pays distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. Therefore, a substantial portion of any distributions by the Fund could constitute a return of capital to shareholders of the Fund for tax purposes. See "Taxes" above for more information on the tax implications of such distributions.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Country Debt Fund J.P. Morgan EMBI Global

Seeks total return in excess of that of its benchmark. The Fund invests primarily in debt of emerging countries that is debt issued by a sovereign or its instrumentalities outside the country of the issuer and usually is denominated in the currency of the country in which it is issued (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc and British pound sterling). Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries (see "Name Policies"). The term "emerging countries" means the world's less developed countries. In general, the Fund considers "emerging countries" to be the countries included in the Fund's benchmark, as well as other countries with similar national income characteristics. The Fund typically gains its investment exposure by purchasing debt investments or by using derivatives, typically credit default swaps. The Fund maintains a substantial portion of its assets either through direct holdings or indirectly through derivatives in below investment grade debt investments (commonly referred to as "junk bonds"). Those investments have speculative characteristics and are riskier than investment grade debt investments. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. The Fund's performance is likely to be more volatile than that of its benchmark. The Manager emphasizes a bottom-up approach to select debt issued by sovereign and quasi-sovereign entities, using analytical techniques that seek to uncover the most undervalued instrument(s) issued by a particular sovereign or quasi-sovereign entity. The Manager also considers its outlook for a country in making investment decisions and typically uses portfolio cash flows to rebalance the Fund's portfolio. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund typically uses exchange-traded and over-the-counter (OTC) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of the developed markets), reverse repurchase agreements and futures. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund also has direct and indirect holdings in U.S. asset-backed securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Manager normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 7.1 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration."

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Bond Fund J.P. Morgan GBI Global

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 6.8 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO High Quality Short-Duration Bond Fund J.P. Morgan U.S. 3 Month Cash Index

The Fund's investment objective is total return in excess of that of its benchmark. The Fund seeks to add value relative to its benchmark to the extent consistent with the preservation of capital and liquidity. The Fund will invest primarily in high quality U.S. and non-U.S. fixed income securities. The Fund may invest in fixed income securities of any type, including asset-backed securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund's fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. While the Fund primarily invests in high quality bonds, it may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting fixed income securities for the Fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The factors considered and investment methods used by the Manager can change over time. The Manager will normally seek to maintain an estimated interest rate duration of 365 days or less for the Fund's portfolio (which may be substantially shorter than the Fund's dollar-weighted average portfolio maturity). The Manager estimates the Fund's dollar-weighted average interest rate duration by aggregating the durations of the Fund's direct and indirect individual holdings and weighting each holding based on its market value. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in high quality bonds (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.4 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Strategic Fixed Income Fund J.P. Morgan U.S. 3-Month Cash Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in fixed income securities (see "Name Policies"). The term "fixed income security" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in fixed income securities of any kind (e.g., fixed income securities of any maturity, duration or credit quality). The Fund may invest in any sector of the fixed income market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The Fund may invest all of its assets in below investment grade securities (commonly referred to as "junk bonds"). The sectors and types of fixed income securities in which the Fund may invest or hold include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds; inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds); and asset-backed securities. The Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO Overlay Fund, GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to emerging country debt markets), GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. As a result primarily of its investment in SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO U.S. Treasury Fund Citigroup 3-Month Treasury Bill Index

Seeks liquidity and safety of principal with current income as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations (see "Name Policies"). "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for the Fund's portfolio. For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." The Fund also may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement depends on, among other things, the Fund's having an interest in the security that it can realize in the event of the insolvency of the counterparty. In addition to Direct U.S. Treasury Obligations, the Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government, such as fixed income securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC) that are guaranteed by the U.S. government. The Fund also may invest in unaffiliated money market funds. Although the fixed income securities purchased by the Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may end up owning a security with a stated or remaining maturity of more than one year. The Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds. In selecting U.S. Treasury securities for the Fund's portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. The factors considered and investment methods used by the Manager can change over time.

Fund Name and Benchmark	Investment Goals/Strategy
GMO World Opportunity Overlay Fund J.P. Morgan U.S. 3 Month Cash Index

Seeks total return greater than that of its benchmark. The Manager seeks to achieve the Fund's investment objective by attempting to identify and estimate relative misvaluation of global interest rate, credit, and currency markets. Based on those estimates, the Manager establishes the Fund's positions across those markets. Those positions may include direct investments and derivatives. The Fund's direct investments in fixed income securities include U.S. and non-U.S. asset-backed securities and other fixed income securities (including Treasury Separately Traded Registered Interest and Principal Securities (STRIPS), Inflation-Protected Securities issued by the U.S. Treasury (TIPS), Treasury Securities and global bonds). The factors considered and investment methods used by the Manager can change over time. Derivatives used by the Fund are primarily interest rate swaps and futures contracts, currency forwards and options, and credit default swaps on single-issuers or indices. As a result of its derivative positions, the Fund typically will have higher volatility than its benchmark. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund has a substantial investment in asset-backed securities. The Fund also may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund's fixed income securities may include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Because of the deterioration in credit markets that became acute in 2008, the Fund has and is expected to continue to have material exposure to below investment grade securities (commonly referred to as "junk bonds").

GMO Global Equity Funds

The GMO Global Equity Funds (other than GMO Quality Fund) normally do not take temporary defensive positions. GMO Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Quality Fund N/A

Seeks total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes to be of high quality. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a subsitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund may hold shares in fewer than 100 companies. The Fund may make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to any country in the world, including emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Developed World Stock Fund MSCI World Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in stocks that the Manager believes will provide a higher return than the MSCI World Index. The Manager determines which stocks the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting stocks for the Fund, the Manager uses a combination of investment methods to identify stocks that the Manager believes have positive return potential relative to other stocks in the Fund's investment universe. Some of these methods evaluate individual stocks or groups of stocks based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a stock or groups of stocks relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in stocks, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in stocks tied economically to developed markets (see "Name Policies"). For this purpose, the term "stocks" refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, and the term "developed markets" refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Manager may make investments tied economically to emerging countries. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Focused Equity Fund N/A

Seeks total return. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets, including emerging markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of countries and/or market capitalization ranges. The Fund could experience material losses from a single investment. The Manager anticipates that the Fund will focus its investments in a limited number (30-50) of securities that the Manager believes offer the most attractive investment opportunities in U.S. and non-U.S. equity markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager selects investments using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. The Fund may hold up to 20% of its assets in cash or cash equivalents. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Risk Premium Fund MSCI World Index

Seeks total return. The Manager seeks to achieve the Fund's investment objective primarily by causing the Fund to sell (write) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices.  The Manager uses a proprietary indicator to determine the Fund's put-writing allocations among stock indices, depending on the relative assessment of premiums available. The Fund's portfolio allocations are based on the relative attractiveness of each index in conjunction with other factors such as the liquidity available in each index's options markets. The Manager expects the Fund to sell put options on a number of stock indices but, from time to time, the Fund may have substantial exposures to a relatively small number of U.S. and international stock indices. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (ETFs). The Fund may purchase and sell exchange-traded and over-the-counter ("OTC") options, including options that are cash-settled as well as physically settled. The Fund may purchase and sell options and other securities tied economically to any country in the world, including emerging countries. The Manager expects that the Fund's option positions typically will be fully collateralized at the time when the Fund is selling them. The Manager, therefore, expects that the Fund will hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by the Fund. The factors considered and investment methods used by the Manager can change over time. For collateral and cash management purposes, the Fund will invest a substantial portion of its assets in shares of U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

GMO International Equity Funds

The GMO International Equity Funds (other than GMO Flexible Equities Fund) normally do not take temporary defensive positions. GMO Flexible Equities Fund may, from time to time, take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Small Companies Fund MSCI EAFE Small Cap Index (Europe, Australia, and Far East)

Seeks high total return. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager typically seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities of non-U.S. small companies. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Equity Fund MSCI EAFE Index (Hedged)

Seeks total return greater than that of its benchmark. The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in International Core Equity Fund, International Intrinsic Value Fund, International Large/Mid Cap Value Fund, International Growth Equity Fund, International Small Companies Fund, Asset Allocation International Small Companies Fund, and Flexible Equities Fund (collectively, the "underlying Funds") and may invest in securities directly. Under normal circumstances, the Fund invests directly and indirectly (through investment in the underlying Funds) at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Manager uses multi-year forecasts of returns and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth) to select the underlying Funds and decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Manager assesses the currency exposure of the underlying Funds' holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund also may lend its portfolio securities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Countries Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging countries. "Emerging countries" include all countries that are not treated as "developed market countries" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries (see "Name Policies"). In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. In general, the Fund typically invests in companies with larger market capitalizations than does Emerging Markets Fund. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Domestic Opportunities Fund N/A

Seeks total return. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies whose prospects are linked to the internal ("domestic") development and growth of the world's non-developed markets ("emerging markets"), including companies that provide goods and services to emerging market consumers. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments related to emerging markets (see "Name Policies"). The Fund's investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager uses primarily fundamental analysis to evaluate and select countries, sectors and companies that it believes are most likely to benefit from domestic growth in emerging markets. In evaluating and selecting investments, the Manager may consider many factors, including the Manager's assessment of a country's and/or sector's fundamentals or growth prospects as well as a company's positioning relative to its competitors. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may lend its portfolio securities. The Fund may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Markets Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging markets. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets (see "Name Policies"). In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Flexible Equities Fund MSCI World Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this Prospectus, substantially all of the Fund's assets were invested in equity investments tied economically to Japan. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund may identify and measure its performance against one or more secondary benchmarks from time to time. The Manager does not manage the Fund to, or control the Fund's risk relative to, the Fund's benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to non-U.S. countries, including both developed and emerging countries. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to countries other than the U.S. (see "Name Policies"). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used byt the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchangetraded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Small Companies Fund S&P Developed ex-U.S. Small Cap Index

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to countries other than the U.S. (including both developed and emerging countries) whose outstanding publicly traded equities are in the lowest 25% of publicly traded market capitalization (float) in a particular country ("small companies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies that are tied economically to countries other than the U.S. (see "Name Policies"). The market capitalization range of companies whose equity investments are held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark, which represents the lowest 15% of publicly traded market capitalization (float) of the S&P Broad Market Index in each country. Depending on the country, as of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company (in a particular country) included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $485 million (Greece) to $10.1 billion (Switzerland) (based on exchange rates as of May 31, 2013). As of May 31, 2013, the publicly traded market capitalization of the largest small company (as defined by the Fund) ranged from approximately $619 million (Egypt) to $36 billion (Switzerland) (based on exchange rates as of May 31, 2013). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries or regions relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Core Equity Fund MSCI EAFE Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Growth Equity Fund MSCI EAFE Growth Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Intrinsic Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior of an issuer, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Large/Mid Cap Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe  or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. companies that issue stocks included in the MSCI Standard Indices, international stock indices that target approximately the largest 85% of each market's free-float adjusted market capitalization, and in companies with similar market capitalizations ("large- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of largeand mid-cap companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Small Companies Fund MSCI EAFE Small Cap Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Small Cap Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, sch as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Resources Fund N/A

Seeks total return. The Fund has a fundamental policy to concentrate its investments in the natural resources sector, and, under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector. The Fund considers the "natural resources sector" to include companies that own, produce, refine, process, transport and market natural resources and companies that provide related equipment, infrastructure and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, the Fund also may invest up to 20% of its net assets in securities of any type of company. The Manager selects investments for the Fund based on the Manager's assessment of which segments of the natural resources sector offer the best investment opportunities. That assessment may be based on the relative attractiveness of individual natural resources, including supply and demand fundamentals and pricing outlook. The Manager uses a combination of investment methods to identify companies and may analyze individual companies based on their financial, operational, and managerial strength and valuation. Other methods focus on patterns of information, such as price volatility of a security or groups of securities or corporate behavior of an issuer. The Manager adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as commodity type, industry, sector, country or currency. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in securities of any type, including without limitation, common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, shares of royalty trusts and master limited partnerships and fixed income securities (including fixed income securities of any maturity and below investment grade securities (commonly referred to as "junk bonds")). The Fund may invest in the securities of companies of any market capitalization. As a substitute for direct investments in securities of companies in the natural resources sector, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Alternative Strategy Funds

Fund Name and Benchmark	Investment Goals/Strategy
GMO Alpha Only Fund Citigroup 3-Month Treasury Bill Index

Seeks total return greater than that of its benchmark. The Fund's investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure. To gain long investment exposure, the Fund invests primarily in shares of the U.S. Equity Funds, the International Equity Funds, and the Global Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund and GMO U.S. Flexible Equities Fund (collectively, the "underlying Funds") (see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Asset Allocation Funds"). In addition, the Fund may gain long investment exposure by investing in securities directly, rather than through the underlying Funds. To gain short investment exposure, the Fund may use over-the-counter ("OTC") and exchange-traded derivatives (including futures, swap contracts and currency forwards) and make short sales of securities, including short sales of securities the Fund does not own. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it  does not own those assets or indices. The Manager uses multi-year forecasts of returns and risk among asset classes (e.g., non-U.S. equity, U.S. equity, emerging country equity and emerging country debt) and sub-asset classes (e.g., small- to mid-cap stocks in the non-U.S. equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) to select the underlying Funds and securities in which the Fund invests or takes short positions and to decide how much to invest and/or short in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund's holdings in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Special Situations Fund N/A

Seeks capital appreciation and capital preservation. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may have long or short exposure to non-U.S. and U.S. equity securities (which may include both growth and value style equities and equities of any market capitalization), non-U.S. and U.S. fixed income securities (which may include fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment. The Fund is permitted to use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and non-U.S. currency derivative transactions. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may choose to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Manager does not manage the Fund to, or control the Fund's risk relative to, any securities index or securities benchmark. In addition, the Fund manage the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek "relative" return). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Additional Performance Information

This section contains additional information regarding the performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

Index Descriptions
The "Average Annual Total Returns" table in the Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index (BCABI)

The BCABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

MSCI ACWI Index (Net) (MSCI ACWI)	The MSCI ACWI is an independently maintained and published international (including emerging) equity index.
Global Asset Allocation Index (GMOGAAI)

The Global Asset Allocation Index (GMOGAAI) is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGAAI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGAAI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

Share Class Performance
 The following provides additional information about the performance history of the Funds contained in this prospectus, including the inception date of the relevant share class, information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

■

Asset Allocation Fund - Historical performance shown for Class R shares prior to their inception reflects the performance of Class A, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R shares of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Asset Allocation Fund.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information in the following tables has been derived from the Fund's financial statements, which have been audited by KPMG, LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

Asset Allocation Fund

For a share outstanding throughout each period.

	Year ended September 30			Year ended December 31
Class R	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.59	$11.66	$11.29	$9.32	$14.82	$14.73
Net investment income (loss)	(0.13)[3]	(0.10)	(0.06)	(0.11)[3]	(0.14)[3]	0.25
Net realized and unrealized gains (losses) on investments	1.52	0.19	0.43	2.33	(3.15)	0.75
Total from investment operations	1.39	0.09	0.37	2.22	(3.29)	1.00
Distributions to shareholders from
Net investment income	(0.22)	(0.13)	(0.00)[4]	(0.25)	(1.04)	(0.55)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	(0.32)	0.00
Total distributions to shareholders	(0.22)	(0.16)	(0.00)[4]	(0.25)	(2.21)	(0.91)
Net asset value, end of period	$12.76	$11.59	$11.66	$11.29	$9.32	$14.82
Total return[5]	12.16%	0.71%	3.30%	23.77%	(22.52)%	6.83%
Ratios to average net assets (annualized)
Gross expenses[6]	1.09%	1.09%	1.10%	1.12%	1.06%	1.04%
Net expenses[6]	1.09%	1.09%	1.09%	1.12%	1.06%	1.04%
Net investment income (loss)	(1.09)%	(1.09)%	(1.09)%	(1.12)%	(1.06)%	1.61%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$29,899	$23,580	$20,893	$16,279	$11,035	$12,935
1

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Asset Allocation Fund.

2	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.
3	Calculated based on average shares outstanding
4	Amount is less than $0.005.
5	Returns for periods of less than one year are not annualized.
6	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

FOR MORE INFORMATION More information on the Fund is available free upon request, including the following documents: Statement of Additional Information ("SAI")
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargoadvantagefunds.com From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational information
for the SEC's Public Reference Room) or the
SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2013 Wells Fargo Funds Management, LLC. All rights reserved	B73AFNR/P507B 7-13 ICA Reg. No. 811-09253

Wells Fargo Advantage Funds	|	February 1, 2013, as supplemented July 8, 2013

Allocation Funds

Prospectus

Institutional Class

Asset Allocation Fund
EAAIX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Fund shares are NOT deposits or other obligations of, or guaranteed by, Wells Fargo Bank, N.A., its affiliates or any other depository institution. Fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Asset Allocation Fund Summary

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.22%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.57%
Total Annual Fund Operating Expenses	0.98%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.98%
1.	The Adviser has committed through February 1, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.44% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of Asset Allocation Trust), and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$100
3 Years	$312
5 Years	$542
10 Years	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio. In addition, the portfolio turnover rate for Asset Allocation Trust, in which the Fund invests all of its assets, was 31% for the most recent fiscal year.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

Principal Investment Risks

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Emerging Markets Risk. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

Focused Portfolio Risk. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high correlations to one another, or who invests in a limited number of issuers may be subject to greater overall risk than funds whose investments are more diversified.

Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. Use of hedging techniques cannot protect against exchange rate risk perfectly. If the Fund's adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default or of not returning principal and tend to be more volatile and less liquid than higher-rated securities of similar maturity.

Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

Large Shareholder Risk. If a large shareholder in an underlying fund sells shares of the underlying fund, the underlying fund's performance may be adversely affected.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Disruption and Geopolitical Risk. Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions, could adversely affect the value of the Fund's investments.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

Natural Resources Risk. To the extent an underlying fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

Options Risk. The market price of options written by an underlying fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

Underlying Funds Risk. The risks associated with the Fund include the risks related to each underlying fund in which the Fund invests.

Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
Institutional Class1

Highest Quarter: 2nd Quarter 2003	+13.00%
Lowest Quarter: 4th Quarter 2008	-11.79%

Average Annual Total Returns for the periods ended 12/31/2012[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Institutional Class (before taxes)	11/30/2012	10.64%	3.15%	7.87%
Institutional Class (after taxes on distributions)	11/30/2012	9.46%	1.80%	6.56%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	11/30/2012	6.91%	1.99%	6.24%
GMO Global Asset Allocation Index (reflects no deduction for fees, expenses, or taxes)		12.07%	1.82%	6.78%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		16.13%	-1.16%	8.11%
1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Portfolio Manager[1], Title/Managed Since
Wells Fargo Funds Management, LLC	Ben Inker, CFA, Portfolio Manager/1996 Sam Wilderman, CFA, Portfolio Manager/2012
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Purchase and Sale of Fund Shares

Institutional Class shares are generally available through financial intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Buy or Sell Shares
Minimum Initial Investment Institutional Class: $5 million (this amount may be reduced or eliminated for certain eligible investors) Minimum Additional Investment Institutional Class: None	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargoadvantagefunds.com Phone or Wire: 1.800.222.8222 Contact your investment representative.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about the Fund within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

Investment Objective and Principal Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

■

what the Fund is trying to achieve; and

■

how we intend to invest your money.

This section also provides a summary of the Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Principal Risk Factors

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.

Asset Allocation Fund

Adviser	Wells Fargo Funds Management, LLC
Portfolio Manager	Ben Inker, CFA; Sam Wilderman, CFA[1]
Fund Inception:	July 29, 1996
Institutional Class	Ticker: EAAIX	Fund Number: 3169
1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund's target allocation is as follows:

■

at least 15% of the Fund's assets in fixed income securities; and

■

at least 25% of the Fund's assets in equity securities.

The Fund is a diversified investment, providing exposure to stock, bond and alternative investment strategy funds, with an emphasis on stock funds. The Fund invests all of its investable assets in Asset Allocation Trust ("AAT"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). AAT, in turn, invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. The underlying funds may gain their investment exposures directly or through investment in derivatives and/or other mutual funds. AAT is currently wholly owned by the Fund.

GMO uses multi-year forecasts of returns and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.

GMO regularly reviews the investments of AAT and may sell a holding of AAT when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or GMO has identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash and AAT may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies, to either maintain liquidity or for short-term defensive purposes, when we or GMO believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The Fund is primarily subject to the risks mentioned below.

■

Counter-Party Risk

■

Debt Securities Risk

■

Derivatives Risk

■

Emerging Markets Risk

■

Focused Portfolio Risk

■

Foreign Currency Transaction Risk

■

Foreign Investment Risk

■

Growth Style Investment Risk

■

High Yield Securities Risk

■

Issuer Risk

■

Large Shareholder Risk

■

Leverage Risk

■

Liquidity Risk

■

Management Risk

■

Market Disruption and Geopolitical Risk

■

Market Risk

■

Mortgage- and Asset-Backed Securities Risk

■

Natural Resources Risk

■

Options Risk

■

Regulatory Risk

■

Smaller Company Securities Risk

■

Underlying Funds Risk

■

Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks."

Because the Fund invests all of its investable assets in AAT, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors,industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due, and that the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Interest rates have remained at historical lows for an extended period of time. If interest rates rise quickly, it may have a pronounced negative effect on the value of certain debt securities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Emerging Markets Risk
Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Focused Portfolio Risk
 Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) may be subject to greater overall risk than funds whose investments are more diversified. A Fund that invests its assets in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund's performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular sector, or in securities of companies in a particular industry, is vulnerable to events affecting those sectors or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market have more exposure to regional and country economic risks than Funds making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis, or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or foreign country, are particularly vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

Foreign Currency Transactions Risk
 Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk
Foreign investments, including American Depositary Receipts ("ADRs") and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk
Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

Large Shareholder Risk
To the extent that a large number of shares of an underlying fund is held by a single shareholder (e.g. an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemptiom by those shareholders of all or a large portion of their underlying fund shares will adversely affect the underlying fund's performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the underlying funds are not subject to restrictions on the frequency of trading of underlying fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the underlying funds' performance to the extent that the underlying funds are required to sell investments (or invest cash) at times when they would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholdes. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Disruption and Geopolitical Risk
The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund's investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in such markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund's investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world's securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls), also could negatively impact the Fund. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. During such market disruptions, the Fund's exposure to the risks described elsewhere in this "Description of Principal Investment Risks" section, including market risk, liquidity risk, foreign investment risk, currency risk, credit risk and counterparty risk, will likely increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund's derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer such products on a more limited basis. To the extent that the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities Risk
 Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. This is also known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Natural Resources Risk
To the extent an underlying fund concentrates its investments in the natural resources sector, it is subject to greater risks than a fund that invests in a wider variety of industries. A Fund with concentrated investments in the natural resources sector is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

A Fund's concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. If a Fund invests primarily in this economic sector, there is the risk that such Fund will perform poorly during an economic downturn or a decline in demand for natural resources.

Options Risk
The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option's expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option's expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund's potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund's ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund's transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund's options transactions potentially could cause a substantial portion of the Fund's income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income. Due to some of the underlying funds' primary investment strategy of selling put options on various stock indices, a substantial portion of such underlying fund's income could consist of short-term capital gains. See "Taxes" below for more information.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk
Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Underlying Funds Risk
 The risks associated with the Trust include the risks related to each underlying fund in which it invests. We seek to reduce the risk of your investment by diversifying among underlying funds that invest in stocks and bonds. You still have the risks of investing in various asset classes, such as market risks relating to stocks and, in some cases, bonds, as well as the risks of investing in a particular underlying fund, such as risks relating to the particular investment management style and that the underlying fund may underperform other similarly managed funds. To the extent that an underlying fund actively trades its securities, it will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investment in the Trust results in your incurring greater expenses than if you were to invest directly in the underlying funds in which the Trust invests. There can be no assurance that any mutual fund, including an underlying fund, will achieve its investment objective.

Value Style Investment Risk
Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Fund's Statement of Additional Information and on the Wells Fargo Advantage Funds' Web site at wellsfargoadvantagefunds.com. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for the Fund. The substance of the information contained in such commentaries will also be posted to the Fund's Web site at wellsfargoadvantagefunds.com.

Organization and Management of the Fund

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the Fund's advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser and Portfolio Manager

Wells Fargo Funds Management, LLC ("Funds Management"), headquartered at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer finance services. Funds Management is a registered investment adviser that provides investment advisory services for registered mutual funds and closed-end funds.

As investment adviser, Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Funds Management's investment professionals review and analyze each Fund's performance, including relative to peer funds, and monitor each Fund's compliance with its investment objective and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

For providing these investment advisory services, Funds Management is entitled to receive the fees disclosed in the row captioned "Management Fees" in each Fund's table of Annual Fund Operating Expenses. A discussion regarding the basis for the Board's approval of the investment advisory agreement for a Fund is available in the Fund's shareholder report for the period ended March 31.

For the Fund's most recent fiscal year, the investment advisory fee paid to Funds Management, net of any applicable waivers or reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
Asset Allocation Fund	0.22%

Ben Inker, CFA

The Fund will invest all of its assets directly in AAT. Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker, the senior member of the Division, allocates the responsibility for portions of AAT's portfolio to various members of the Division, oversees the implementation of the trades on behalf of AAT, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows. Mr. Inker has served as a senior member of the Division responsible for coordinating the portfolio management of AAT since the Fund's inception. Mr. Inker is Co-Head of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

Sam Wilderman, CFA

The Fund will invest all of its assets directly in Asset Allocation Trust ("AAT"). Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT. Ben Inker and Sam Wilderman, the senior members of the Division, allocate the responsibility for portions of AAT's portfolio to various members of the Division, oversee the implementation of the trades on behalf of AAT, review the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitor cash flows. Mr. Inker and Mr. Wilderman are Co-Heads of the Division. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 2012.

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund may seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. There is no guarantee the SEC would grant such exemptive relief. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Compensation to Dealers and Shareholder Servicing Agents

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect the Fund to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmationsof transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above.The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargoadvantagefunds.com.

Pricing Fund Shares

The share price ("net asset value per share" or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Buy Shares

Institutional Class shares are generally available through financial intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. Specific eligibility requirements that apply to these entities include:

■

Employee benefit plan programs;

■

Broker-dealer managed account or wrap programs that charge an asset-based fee;

■

Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

■

Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■

Internal Revenue Code Section 529 college savings plan accounts;

■

Fund of Funds including those advised by Funds Management;

■

Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

■

Endowments, non-profits, and charitable organizations who invest a minimum initial amount of $1 million in a Fund;

■

Any other institutions or customers of financial intermediaries who invest a minimum initial amount of $5 million in a Fund;

■

Individual investors who invest a minimum initial amount of $5 million directly with a Fund; and

■

Certain investors and related accounts as detailed in the Funds' Statement of Additional Information.

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Institutions Purchasing Shares Directly	Opening an Account	Adding to an Account
By Telephone or Internet

A new account may not be opened by telephone or internet unless the institution has another Wells Fargo Advantage Fund account. If the institution does not currently have an account, contact your investment representative.

To buy additional shares or to buy
shares in a new Fund:

■

Call Investor Services at
1-800-222-8222 or

■

Call 1-800-368-7550 for the
automated phone system or

■

Visit our Web site at
wellsfargoadvantagefunds.com

By Wire

■

Complete and sign the Institutional Class
account application.
Call Investor Services at 1-800-222-8222 for
faxing instructions.
Use the following wiring instructions:

Receiving bank: State Street Bank & Trust Company, Boston, MA
Bank ABA/routing number: 011000028
Bank account number: 9905-437-1
For credit to: Wells Fargo Advantage Funds
For further credit to: [Your name (as registered on your fund account) and your fund and account number]

■ To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

General Notes for Buying Shares

■

Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

■

Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

■

U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

■

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

■

Other Share Classes. The Fund offers other classes of shares in addition to those offered through this Prospectus. You may be eligible to invest in one or more of these other classes of shares. Each of the Fund's share classes bears varying expenses and may differ in other features. Consult your financial intermediary for more information regarding the Fund's available share classes.

Special Considerations When Investing Through Financial Intermediaries:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

■

Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

■

Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

■

Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis.

■

Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

Institutions Selling Shares Directly	To Sell Some or All of Your Shares
By Telephone / Electronic Funds Transfer (EFT)

■

To speak with an investor services representative call 1-800-222-8222 or use the automated phone system at 1-800-368-7550.

■

Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

■

Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

■

Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

By Wire

■

To arrange for a Federal Funds wire, call 1-800-222-8222.

■

Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

■

Redemption proceeds are usually wired to the financial intermediary the following business day.

By Internet	Visit our Web site at wellsfargoadvantagefunds.com.
Through Your Investment Representative	Contact your investment representative.

General Notes for Selling Shares

■

Proper Form. If the transfer agent receives your request to sell shares in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received in proper form after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

■

Earnings Distributions. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

■

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

■

Redemption in Kind. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the Investment Company Act of 1940, and the rules thereunder. The redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received.

■

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts).

■

Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class, Investor Class, Class R, Class R4 and Class R6 shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

■

An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

■

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

■

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

■

Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

Wells Fargo Advantage Funds reserves the right to reject any purchase or exchange order for any reason. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Wells Fargo Advantage Funds, other than the Adjustable Rate Government Fund, Conservative Income Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund ("Ultra-Short Funds") and the money market funds, (the "Covered Funds"). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is "blocked" from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Money market funds;

■

Ultra-Short Funds;

■

Dividend reinvestments;

■

Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

All Wells Fargo Advantage Funds. In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or "wrap" program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Account Policies

Advance Notice of Large Transactions
 We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

■

Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

■

Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargoadvantagefunds.com. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Fund generally makes distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting a Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

The American Taxpayer Relief Act of 2012 extended certain tax rates except those that applied to individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households). Taxpayers that are not in the new highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. For taxpayers in the new highest tax bracket, the maximum tax rate on long-term capital gains and qualified dividends will be 20%. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a new 3.8% Medicare contribution tax will apply on "net investment income," including interest, dividends, and capital gains.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Description of Underlying Funds

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed in this prospectus under "Principal Risks." For a more detailed explanation of each underlying fund's principal investments, investment methodology and risks, as well as a definition of each underlying fund's benchmark, see "Underlying Funds" in the Fund's Statement of Additional Information. References below to the "Manager" are to GMO.

GMO U.S. Equity Funds

The GMO U.S. Equity Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Real Estate Fund MSCI U.S. REIT Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI U.S. REIT Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchangetraded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments (see "Name Policies"). REITs are managed vehicles that invest in real estate or real estate-related investments (both equity and fixed income securities). For purposes of this Prospectus, the term "real estate-related investments" includes securities of REITs and of companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate or (ii) real estate holdings. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Core Equity Fund S&P 500 Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the S&P 500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns information, such as of price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in companies of any market capitalization. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Flexible Equities Fund Russell 3000® Index

Seeks total return in excess of its benchmark, the Russell 3000 Index. There can be no assurance that the Fund will achieve its investment objective. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments tied economically to the U.S. (the "Name Policy") (see "Name Policy" below for more information). In addition, the Fund may invest up to 20% of its net assets in any type of securities, including non-U.S. securities. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, exchange-traded equity real estate investment trusts ("REITs"), and income trusts. For purposes of this paragraph, an investment is "tied economically" to the U.S. if: (i) it is an investment in an issuer that is organized under the laws of the U.S. or in an issuer that maintains its principal place of business in the U.S.; (ii) it is traded principally in the U.S.; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. The Fund is permitted to make equity investments of all types, including investments in growth or value style equities or other groups of equities identified by the Manager as attractive investments, and to make equity investments in companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any segment of the U.S. market or in the types of equity investments it may purchase, and may often own a limited number of equity investments of companies in a single U.S. market segment and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this prospectus, the Manager expects to invest substantially all of the Fund's assets in equities that the Manager believes to be of high quality. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, swap contracts and reverse repurchase agreements. The Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund ("U.S. Treasury Fund") and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Growth Fund Russell 1000® Growth Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Intrinsic Value Fund Russell 1000® Value Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 1000 Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. (see "Name Policies"). The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Small/Mid Cap Fund Russell 2500® Index

Seeks long-term capital growth. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the Russell 2500 Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or totheir own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe and corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. (see "Name Policies"). As of May 31, 2013, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $14.3 million to $12.7 billion, with an average market capitalization of approximately $3.5 billion and a median market capitalization of approximately $3.2 billion. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Fixed Income Funds

If deemed prudent by the Manager, the GMO Fixed Income Funds (other than GMO Domestic Bond Fund and GMO U.S. Treasury Fund) may take temporary defensive positions. Many of the GMO Fixed Income Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind. To the extent a Fund takes temporary defensive positions or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective. With respect to the GMO Fixed Income Funds' investments, the term "investment grade" refers to a rating of Baa3/P-2 or better by Moody's Investors Service, Inc. ("Moody's") or BBB-/A-2 or better by Standard & Poor's Ratings Services ("S&P") and the term "below investment grade" refers to any rating below Baa3/P-2 given by Moody's or below BBB-/A-2 given by S&P. Fixed income securities rated below investment grade are commonly referred to as high yield or "junk" bonds. In addition, securities and commercial paper that are rated Aa/P-1 or better by Moody's or AA/A-1 or better by S&P are sometimes referred to as "high quality." Securities referred to as investment grade, below investment grade, or high quality include not only securities rated by Moody's and/or S&P, but also unrated securities that the Manager determines have comparable credit qualities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation Bond Fund Citigroup 3-Month Treasury Bill Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). While the Fund principally invests in non-U.S. bonds, it may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: non-U.S. government securities and other investment grade bonds denominated in various currencies, including bonds issued by the U.S. government, and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds (commonly referred to as "junk bonds"); inflation indexed bonds issued by non-U.S. governments and the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities. The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may invest up to 100% of its assets in junk bonds. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Core Plus Bond Fund Barclays U.S. Aggregate Index

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 5.5 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Bond Fund J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., United Kingdom) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). The Fund generally attempts to hedge at least 75% of its net non-U.S. currency exposure into U.S. dollars. As a result primarily of its investment in shares of SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.0 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Debt Opportunities Fund N/A

The Fund's investment objective is positive total return. The Fund invests primarily in debt investments and is not restricted in its exposure to any type of debt investment, without regard to credit rating. The Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and non-U.S. governments (whether or not guaranteed or insured by those governments). The Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying derivative even though it does not own those assets or indices. The Fund's debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund may invest in securities of any credit quality and has no limit on how much it may invest in below investment grade securities (commonly referred to as "junk bonds"). As of the date of this Private Placement Memorandum, the Fund has invested substantially all of its assets in asset-backed securities, a substantial portion of which are below investment grade. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting debt investments for the Fund's portfolio, the Manager emphasizes issue selection in its investment process, which involves examination of various sectors of structured product. The Manager uses analytical techniques to seek to find relative value among sectors and individual securities. The factors considered and investment methods used by the Manager can change over time. The Fund does not maintain a specified interest rate duration for its portfolio. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO Domestic Bond Fund Barclays U.S. Government Index

Seeks total return in excess of that of its benchmark. The Fund is not pursuing an active investment program and is gradually liquidating its portfolio. The Fund principally holds shares of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities). In addition, the Fund holds shares of GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund has also invested in and may continue to hold U.S. bonds (including government bonds, corporate bonds, and asset-backed securities). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF, currently has and is expected to continue to have material exposure to U.S. asset-backed securities that are below investment grade (commonly referred to as "junk bonds"). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Manager does not seek to maintain a specified interest rate duration for the Fund. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds tied economically to the U.S. (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). Since October 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including the Fund, for tax purposes. Moreover, the Fund itself has, and intends to continue, a similar practice: it declares and pays distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. Therefore, a substantial portion of any distributions by the Fund could constitute a return of capital to shareholders of the Fund for tax purposes. See "Taxes" above for more information on the tax implications of such distributions.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Country Debt Fund J.P. Morgan EMBI Global

Seeks total return in excess of that of its benchmark. The Fund invests primarily in debt of emerging countries that is debt issued by a sovereign or its instrumentalities outside the country of the issuer and usually is denominated in the currency of the country in which it is issued (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc and British pound sterling). Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries (see "Name Policies"). The term "emerging countries" means the world's less developed countries. In general, the Fund considers "emerging countries" to be the countries included in the Fund's benchmark, as well as other countries with similar national income characteristics. The Fund typically gains its investment exposure by purchasing debt investments or by using derivatives, typically credit default swaps. The Fund maintains a substantial portion of its assets either through direct holdings or indirectly through derivatives in below investment grade debt investments (commonly referred to as "junk bonds"). Those investments have speculative characteristics and are riskier than investment grade debt investments. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. The Fund's performance is likely to be more volatile than that of its benchmark. The Manager emphasizes a bottom-up approach to select debt issued by sovereign and quasi-sovereign entities, using analytical techniques that seek to uncover the most undervalued instrument(s) issued by a particular sovereign or quasi-sovereign entity. The Manager also considers its outlook for a country in making investment decisions and typically uses portfolio cash flows to rebalance the Fund's portfolio. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund typically uses exchange-traded and over-the-counter (OTC) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of the developed markets), reverse repurchase agreements and futures. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund also has direct and indirect holdings in U.S. asset-backed securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Manager normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 7.1 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration."

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Bond Fund J.P. Morgan GBI Global

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 6.8 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO High Quality Short-Duration Bond Fund J.P. Morgan U.S. 3 Month Cash Index

The Fund's investment objective is total return in excess of that of its benchmark. The Fund seeks to add value relative to its benchmark to the extent consistent with the preservation of capital and liquidity. The Fund will invest primarily in high quality U.S. and non-U.S. fixed income securities. The Fund may invest in fixed income securities of any type, including asset-backed securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund's fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. While the Fund primarily invests in high quality bonds, it may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. In selecting fixed income securities for the Fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The factors considered and investment methods used by the Manager can change over time. The Manager will normally seek to maintain an estimated interest rate duration of 365 days or less for the Fund's portfolio (which may be substantially shorter than the Fund's dollar-weighted average portfolio maturity). The Manager estimates the Fund's dollar-weighted average interest rate duration by aggregating the durations of the Fund's direct and indirect individual holdings and weighting each holding based on its market value. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in high quality bonds (the "Name Policy") (see "Name Policies" for more information).

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Bond Fund J.P. Morgan GBI Global ex U.S.

Seeks total return in excess of that of its benchmark. The Fund's investment program has two principal components. One component seeks to replicate the Fund's benchmark. The second component seeks to add value relative to the Fund's benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund's performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund's benchmark. In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets. In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund's benchmark. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment program, the Fund may have positions in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund's benchmark and to pursue risk and return in global interest rate, currency, and credit markets); non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund ("SDCF") (to provide exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets); shares of GMO Emerging Country Debt Fund ("ECDF") (to provide exposure to emerging country debt securities); shares of GMO U.S. Treasury Fund and unaffiliated money market funds; shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets). As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager normally seeks to maintain the Fund's estimated interest rate duration within +/- 2 years of the benchmark's duration (approximately 7.4 years as of 5/31/13). For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see "Name Policies"). The term "bond" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Strategic Fixed Income Fund J.P. Morgan U.S. 3-Month Cash Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in fixed income securities (see "Name Policies"). The term "fixed income security" includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is permitted to invest in fixed income securities of any kind (e.g., fixed income securities of any maturity, duration or credit quality). The Fund may invest in any sector of the fixed income market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The Fund may invest all of its assets in below investment grade securities (commonly referred to as "junk bonds"). The sectors and types of fixed income securities in which the Fund may invest or hold include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt); below investment grade bonds; inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds); and asset-backed securities. The Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a Fund that primarily holds U.S. asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). The Fund also may invest in exchange-traded and over-the-counter ("OTC") derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO Overlay Fund, GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to emerging country debt markets), GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. As a result primarily of its investment in SDCF, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade. The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund's interest rate duration will change depending on the Fund's investments and the Manager's assessment of different sectors of the bond market.

Fund Name and Benchmark	Investment Goals/Strategy
GMO U.S. Treasury Fund Citigroup 3-Month Treasury Bill Index

Seeks liquidity and safety of principal with current income as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations (see "Name Policies"). "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for the Fund's portfolio. For an additional discussion of duration, see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Fixed Income Funds – Duration." The Fund also may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement depends on, among other things, the Fund's having an interest in the security that it can realize in the event of the insolvency of the counterparty. In addition to Direct U.S. Treasury Obligations, the Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government, such as fixed income securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC) that are guaranteed by the U.S. government. The Fund also may invest in unaffiliated money market funds. Although the fixed income securities purchased by the Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may end up owning a security with a stated or remaining maturity of more than one year. The Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds. In selecting U.S. Treasury securities for the Fund's portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. The factors considered and investment methods used by the Manager can change over time.

Fund Name and Benchmark	Investment Goals/Strategy
GMO World Opportunity Overlay Fund J.P. Morgan U.S. 3 Month Cash Index

Seeks total return greater than that of its benchmark. The Manager seeks to achieve the Fund's investment objective by attempting to identify and estimate relative misvaluation of global interest rate, credit, and currency markets. Based on those estimates, the Manager establishes the Fund's positions across those markets. Those positions may include direct investments and derivatives. The Fund's direct investments in fixed income securities include U.S. and non-U.S. asset-backed securities and other fixed income securities (including Treasury Separately Traded Registered Interest and Principal Securities (STRIPS), Inflation-Protected Securities issued by the U.S. Treasury (TIPS), Treasury Securities and global bonds). The factors considered and investment methods used by the Manager can change over time. Derivatives used by the Fund are primarily interest rate swaps and futures contracts, currency forwards and options, and credit default swaps on single-issuers or indices. As a result of its derivative positions, the Fund typically will have higher volatility than its benchmark. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund has a substantial investment in asset-backed securities. The Fund also may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund's fixed income securities may include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Because of the deterioration in credit markets that became acute in 2008, the Fund has and is expected to continue to have material exposure to below investment grade securities (commonly referred to as "junk bonds").

GMO Global Equity Funds

The GMO Global Equity Funds (other than GMO Quality Fund) normally do not take temporary defensive positions. GMO Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Developed World Stock Fund MSCI World Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in stocks that the Manager believes will provide a higher return than the MSCI World Index. The Manager determines which stocks the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting stocks for the Fund, the Manager uses a combination of investment methods to identify stocks that the Manager believes have positive return potential relative to other stocks in the Fund's investment universe. Some of these methods evaluate individual stocks or groups of stocks based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a stock or groups of stocks relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in stocks, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in stocks tied economically to developed markets (see "Name Policies"). For this purpose, the term "stocks" refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, and the term "developed markets" refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Manager may make investments tied economically to emerging countries. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Global Focused Equity Fund N/A

Seeks total return. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets, including emerging markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of countries and/or market capitalization ranges. The Fund could experience material losses from a single investment. The Manager anticipates that the Fund will focus its investments in a limited number (30-50) of securities that the Manager believes offer the most attractive investment opportunities in U.S. and non-U.S. equity markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager selects investments using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. The Fund may hold up to 20% of its assets in cash or cash equivalents. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Risk Premium Fund MSCI World Index

Seeks total return. The Manager seeks to achieve the Fund's investment objective primarily by causing the Fund to sell (write) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices.  The Manager uses a proprietary indicator to determine the Fund's put-writing allocations among stock indices, depending on the relative assessment of premiums available. The Fund's portfolio allocations are based on the relative attractiveness of each index in conjunction with other factors such as the liquidity available in each index's options markets. The Manager expects the Fund to sell put options on a number of stock indices but, from time to time, the Fund may have substantial exposures to a relatively small number of U.S. and international stock indices. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (ETFs). The Fund may purchase and sell exchange-traded and over-the-counter ("OTC") options, including options that are cash-settled as well as physically settled. The Fund may purchase and sell options and other securities tied economically to any country in the world, including emerging countries. The Manager expects that the Fund's option positions typically will be fully collateralized at the time when the Fund is selling them. The Manager, therefore, expects that the Fund will hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by the Fund. The factors considered and investment methods used by the Manager can change over time. For collateral and cash management purposes, the Fund will invest a substantial portion of its assets in shares of U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goal/Strategy
GMO Quality Fund N/A

Seeks total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes to be of high quality. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In assessing a company's quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a subsitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund may hold shares in fewer than 100 companies. The Fund may make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to any country in the world, including emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO International Equity Funds

The GMO International Equity Funds (other than GMO Flexible Equities Fund) normally do not take temporary defensive positions. GMO Flexible Equities Fund may, from time to time, take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Asset Allocation International Small Companies Fund MSCI EAFE Small Cap Index (Europe, Australia, and Far East)

Seeks high total return. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager typically seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities of non-U.S. small companies. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Currency Hedged International Equity Fund MSCI EAFE Index (Hedged)

Seeks total return greater than that of its benchmark. The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in International Core Equity Fund, International Intrinsic Value Fund, International Large/Mid Cap Value Fund, International Growth Equity Fund, International Small Companies Fund, Asset Allocation International Small Companies Fund, and Flexible Equities Fund (collectively, the "underlying Funds") and may invest in securities directly. Under normal circumstances, the Fund invests directly and indirectly (through investment in the underlying Funds) at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Manager uses multi-year forecasts of returns and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth) to select the underlying Funds and decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Manager assesses the currency exposure of the underlying Funds' holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund also may lend its portfolio securities.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Countries Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging countries. "Emerging countries" include all countries that are not treated as "developed market countries" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries (see "Name Policies"). In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. In general, the Fund typically invests in companies with larger market capitalizations than does Emerging Markets Fund. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Domestic Opportunities Fund N/A

Seeks total return. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies whose prospects are linked to the internal ("domestic") development and growth of the world's non-developed markets ("emerging markets"), including companies that provide goods and services to emerging market consumers. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments related to emerging markets (see "Name Policies"). The Fund's investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Manager does not manage the Fund to, or control the Fund's risk relative to, any index or benchmark. The Manager uses primarily fundamental analysis to evaluate and select countries, sectors and companies that it believes are most likely to benefit from domestic growth in emerging markets. In evaluating and selecting investments, the Manager may consider many factors, including the Manager's assessment of a country's and/or sector's fundamentals or growth prospects as well as a company's positioning relative to its competitors. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may lend its portfolio securities. The Fund may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Emerging Markets Fund S&P/IFCI Composite

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging markets. "Emerging markets" include all markets that are not treated as "developed markets" in the MSCI World Index or MSCI EAFE Index. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets (see "Name Policies"). In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark. The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Flexible Equities Fund MSCI World Index

Seeks total return in excess of that of its benchmark. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world's securities markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. The Fund could experience material losses from a single investment. As of the date of this Prospectus, substantially all of the Fund's assets were invested in equity investments tied economically to Japan. As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund's non-U.S. currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund may identify and measure its performance against one or more secondary benchmarks from time to time. The Manager does not manage the Fund to, or control the Fund's risk relative to, the Fund's benchmark. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to non-U.S. countries, including both developed and emerging countries. The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to countries other than the U.S. (see "Name Policies"). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used byt the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchangetraded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Foreign Small Companies Fund S&P Developed ex-U.S. Small Cap Index

Seeks total return in excess of that of its benchmark. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to countries other than the U.S. (including both developed and emerging countries) whose outstanding publicly traded equities are in the lowest 25% of publicly traded market capitalization (float) in a particular country ("small companies"). The term "equity investments" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies that are tied economically to countries other than the U.S. (see "Name Policies"). The market capitalization range of companies whose equity investments are held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark, which represents the lowest 15% of publicly traded market capitalization (float) of the S&P Broad Market Index in each country. Depending on the country, as of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company (in a particular country) included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $485 million (Greece) to $10.1 billion (Switzerland) (based on exchange rates as of May 31, 2013). As of May 31, 2013, the publicly traded market capitalization of the largest small company (as defined by the Fund) ranged from approximately $619 million (Egypt) to $36 billion (Switzerland) (based on exchange rates as of May 31, 2013). Country/Region selection – The Fund's country or region weightings relative to its benchmark are determined by the Manager's proprietary quantitative value score for each country or region together with the Manager's evaluation of the country's fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries or regions relative to the Fund's benchmark. Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The factors considered and investment methods used by the Manager can change over time. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including, without limitation, futures and options, as well as exchange-traded funds. The Fund's non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Core Equity Fund MSCI EAFE Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Growth Equity Fund MSCI EAFE Growth Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Growth Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments (see "Name Policies"). The terms "equity securities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Intrinsic Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior of an issuer, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Large/Mid Cap Value Fund MSCI EAFE Value Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund's investment universe  or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. companies that issue stocks included in the MSCI Standard Indices, international stock indices that target approximately the largest 85% of each market's free-float adjusted market capitalization, and in companies with similar market capitalizations ("large- and mid-cap companies"). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of largeand mid-cap companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries. The term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO International Small Companies Fund MSCI EAFE Small Cap Index

Seeks high total return. The Manager seeks to achieve the Fund's investment objective by investing the Fund's portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Small Cap Index. The Manager determines which securities the Fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy. In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, sch as price movement or volatility of a security or groups of securities relative to the Fund's investment universe or corporate behavior of an issuer. The Manager also adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies (see "Name Policies"). For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries ("Non-U.S. Companies"). The Manager considers "small companies" to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within the Fund's definition of small companies was approximately $6.0 billion. For purposes of the Fund's investments, the term "equity securities" refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Resources Fund N/A

Seeks total return. The Fund has a fundamental policy to concentrate its investments in the natural resources sector, and, under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector. The Fund considers the "natural resources sector" to include companies that own, produce, refine, process, transport and market natural resources and companies that provide related equipment, infrastructure and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, the Fund also may invest up to 20% of its net assets in securities of any type of company. The Manager selects investments for the Fund based on the Manager's assessment of which segments of the natural resources sector offer the best investment opportunities. That assessment may be based on the relative attractiveness of individual natural resources, including supply and demand fundamentals and pricing outlook. The Manager uses a combination of investment methods to identify companies and may analyze individual companies based on their financial, operational, and managerial strength and valuation. Other methods focus on patterns of information, such as price volatility of a security or groups of securities or corporate behavior of an issuer. The Manager adjusts the Fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as commodity type, industry, sector, country or currency. The factors considered and investment methods used by the Manager can change over time. The Fund may invest in securities of any type, including without limitation, common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, shares of royalty trusts and master limited partnerships and fixed income securities (including fixed income securities of any maturity and below investment grade securities (commonly referred to as "junk bonds")). The Fund may invest in the securities of companies of any market capitalization. As a substitute for direct investments in securities of companies in the natural resources sector, the Fund may use exchange-traded and over-the-counter ("OTC") derivatives and exchange-traded funds ("ETFs"). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund's investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

GMO Alternative Strategy Funds

Fund Name and Benchmark	Investment Goals/Strategy
GMO Alpha Only Fund Citigroup 3-Month Treasury Bill Index

Seeks total return greater than that of its benchmark. The Fund's investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure. To gain long investment exposure, the Fund invests primarily in shares of the U.S. Equity Funds, the International Equity Funds, and the Global Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund and GMO U.S. Flexible Equities Fund (collectively, the "underlying Funds") (see "Additional Information About the Funds' Investment Strategies, Risks, and Expenses – Asset Allocation Funds"). In addition, the Fund may gain long investment exposure by investing in securities directly, rather than through the underlying Funds. To gain short investment exposure, the Fund may use over-the-counter ("OTC") and exchange-traded derivatives (including futures, swap contracts and currency forwards) and make short sales of securities, including short sales of securities the Fund does not own. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it  does not own those assets or indices. The Manager uses multi-year forecasts of returns and risk among asset classes (e.g., non-U.S. equity, U.S. equity, emerging country equity and emerging country debt) and sub-asset classes (e.g., small- to mid-cap stocks in the non-U.S. equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) to select the underlying Funds and securities in which the Fund invests or takes short positions and to decide how much to invest and/or short in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund's holdings in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund's investments. The factors considered and investment methods used by the Manager can change over time. The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Special Situations Fund N/A

Seeks capital appreciation and capital preservation. The Manager pursues investment strategies for the Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment and the Fund's investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine the Fund's strategic direction. The factors considered and investment methods used by the Manager can change over time. The Fund may have long or short exposure to non-U.S. and U.S. equity securities (which may include both growth and value style equities and equities of any market capitalization), non-U.S. and U.S. fixed income securities (which may include fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment. The Fund is permitted to use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and non-U.S. currency derivative transactions. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund's performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Fund may choose to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Manager does not manage the Fund to, or control the Fund's risk relative to, any securities index or securities benchmark. In addition, the Fund manage the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek "relative" return). The Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Additional Performance Information

This section contains additional information regarding the performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

Index Descriptions
The "Average Annual Total Returns" table in the Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index (BCABI)

The BCABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

MSCI ACWI Index (Net) (MSCI ACWI)	The MSCI ACWI is an independently maintained and published international (including emerging) equity index.
Global Asset Allocation Index (GMOGAAI)

The Global Asset Allocation Index (GMOGAAI) is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGAAI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGAAI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

Share Class Performance
 The following provides additional information about the performance history of the Funds contained in this prospectus, including the inception date of the relevant share class, information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

■

Asset Allocation Fund - Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

Financial Highlights

Since Institutional Class shares of the Fund commenced operations on November 30, 2012, financial highlights are not yet available for Institutional Class shares of the Fund.

FOR MORE INFORMATION More information on the Fund is available free upon request, including the following documents: Statement of Additional Information ("SAI")
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargoadvantagefunds.com From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational information
for the SEC's Public Reference Room) or the
SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2013 Wells-Fargo Funds Management, LLC. All rights reserved	C73AFIT/P504B 7-13 ICA Reg. No. 811-09253

Statement of Additional Information

February 1, 2013, as supplemented July 8, 2013

Wells Fargo Funds Trust
1.800.222.8222
Allocation Funds

Asset Allocation Fund

Class A - EAAFX; Class B - EABFX; Class C - EACFX; Class R - EAXFX; Administrator Class - EAIFX;
Institutional Class - EAAIX

Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Fund (the "Fund"). The Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers certain classes of shares as indicated above. This SAI relates to all such classes of shares. Class B shares of the Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus, and in connection with the closing of a reorganization.

This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectuses (the "Prospectuses") dated February 1, 2013 as supplemented July 8, 2013. The audited financial statements for the Fund, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2012, are hereby incorporated by reference to the Fund's Annual Report dated as of September 30, 2012. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at wellsfargoadvantagefunds.com, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266.

ALOS3/FASAI26 7-13

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Board") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Trust had only nominal assets.

On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 3, 2004, the Board and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

On December 30, 2009, the Board of Trustees of Evergreen Funds ("Evergreen") and on January 11, 2010 the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust. The effective date of the reorganization was July 12, 2010 for certain Evergreen Funds and July 19, 2010 for the remainder of the Evergreen Funds.

The Asset Allocation Fund commenced operations on July 19, 2010, as successor to Evergreen Asset Allocation Fund. The predecessor fund was organized as a Delaware statutory trust on September 18, 1997. The predecessor fund was a series of Evergreen Equity Trust.

Fundamental Investment Policies

The Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of the Fund. The Fund may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements.

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

The Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of the Fund's shareholders.

(1) The Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) The Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) The Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

(4) The Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) The Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Further Explanation of Investment Policies

Notwithstanding the foregoing policies, any other investment companies in which the Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

With respect to repurchase agreements, the Fund invests only in repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of the Fund's fundamental investment policy with respect to concentration, the Fund does not consider such repurchase agreements to constitute an industry or group of industries because the Fund chooses to look through such securities to the underlying collateral, which is itself excepted from the Fund's concentration policy.

PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

The Fund seeks to provide investors with total return through investments in open-end mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Fund invests all of its assets in Asset Allocation Trust, a fund-of-funds which allocates its assets among GMO-managed mutual funds (the "underlying funds") investing in both U.S. and foreign equity and debt securities, and, from time to time, other alternative asset classes. Asset Allocation Trust may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. Through its indirect investment in the underlying funds, the Fund may be invested in a wide range of securities. For a further description of each underlying fund's investment objective and principal strategies, see "Description of Underlying Funds" in the prospectus. For a further description of each underlying fund's risks, as well as a description of each underlying fund's benchmark, see "Underlying Funds" below.

UNDERLYING FUNDS

Fund	Principal Risks
GMO Alpha Only Fund

Market Risk; Debt Securities Risk; Derivatives Risk; Foreign Investment Risk; Underlying Funds Risk; Liquidity Risk; Foreign Currency Transactions Risk; Non-Diversification Risk; Leverage Risk; Real Estate Risk; Short Sales Risk; Smaller Company Securities Risk; Emerging Markets Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Counter-Party Risk; Growth Style Investment Risk; Value Style Investment Risk; Focused Portfolio Risk; Mortgage- and Asset-Backed Securities Risk; Natural Resources Risk

GMO Asset Allocation Bond Fund

Liquidity Risk; Debt Securities Risk; Foreign Investment Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Foreign Currency Transactions Risk; Counter-Party Risk; High Yield Securities Risk; Mortgage- and Asset-Backed Securities Risk

GMO Asset Allocation International Small Companies Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Emerging Markets Risk; Counter-Party Risk; Leverage Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO Core Plus Bond Fund

Liquidity Risk; Debt Securities Risk; Foreign Investment Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Foreign Currency Transactions Risk; Emerging Markets Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk

GMO Currency Hedged International Bond Fund

Liquidity Risk; Debt Securities Risk; Foreign Investment Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Foreign Currency Transactions Risk; Emerging Markets Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk

GMO Currency Hedged International Equity Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Underlying Funds Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Non-Diversification Risk; Counter-Party Risk; Leverage Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO Debt Opportunities Fund

Liquidity Risk; Debt Securities Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; High Yield Securities Risk; Counter-Party Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Mortgage- and Asset-Backed Securities Risk

GMO Developed World Stock Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Non-Diversification Risk; Leverage Risk; Counter-Party Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO Domestic Bond Fund

Liquidity Risk; Debt Securities Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk

GMO Emerging Countries Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Underlying Funds Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Non-Diversification Risk; Emerging Markets Risk; Focused Portfolio Risk; Counter-Party Risk; Leverage Risk

GMO Emerging Country Debt Fund

Liquidity Risk; Debt Securities Risk; Foreign Investment Risk; Derivatives Risk; Focused Portfolio Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Foreign Currency Transactions Risk; Emerging Markets Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk

GMO Emerging Domestic Opportunities Fund

Market Risk; Foreign Investment Risk; Emerging Markets Risk; Foreign Currency Transactions Risk; Liquidity Risk; Focused Portfolio Risk; Market Disruption and Geopolitical Risk; Smaller Company Securities Risk; Management Risk; Counter-party Risk; Value Style Investment Risk; Derivatives Risk; Underlying Funds Risk; Leverage Risk; Large Shareholder Risk; Non-Diversification Risk

GMO Emerging Markets Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Underlying Funds Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Non-Diversification Risk; Emerging Markets Risk; Focused Portfolio Risk; Leverage Risk; Counter-Party Risk

GMO Flexible Equities Fund

Management Risk; Market Risk; Foreign Investment Risk; Focused Portfolio Risk; Foreign Currency Transactions Risk; Liquidity Risk; Smaller Company Securities Risk; Non-Diversification Risk; Large Shareholder Risk; Market Disruption and Geopolitical Risk; Derivatives Risk; Leverage Risk; Short Sales Risk; Counter-Party Risk

GMO Foreign Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Non-Diversification Risk; Emerging Markets Risk; Leverage Risk; Counter-Party Risk; Focused Portfolio Risk

GMO Foreign Small Companies Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Emerging Markets Risk; Leverage Risk; Counter-Party Risk; Focused Portfolio Risk

GMO Global Bond Fund

Liquidity Risk; Debt Securities Risk; Foreign Investment Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Foreign Currency Transactions Risk; Emerging Markets Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk

GMO Global Focused Equity Fund

Management Risk; Market Risk; Value Style Investment Risk; Growth Style Investment Risk; Focused Portfolio Risk; Foreign Investment Risk; Emerging Markets Risk; Foreign Currency Transactions Risk; Liquidity Risk; Large Shareholder Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Derivatives Risk; Leverage Risk; Counter-Party Risk; Non-Diversification Risk

GMO High Quality Short-Duration Bond Fund

Liquidity Risk; Debt Securities Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Counter-Party Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Mortgage- and Asset-Backed Securities Risk

GMO International Bond Fund

Liquidity Risk; Debt Securiites Risk; Foreign Investments Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Foreign Currency Transactions Risk; Emerging Markets Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk

GMO International Core Equity Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Leverage Risk; Counter-Party Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO International Growth Equity Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Growth Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Leverage Risk; Counter-Party Risk; Focused Portfolio Risk

GMO International Large/Mid Cap Value Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Counter-Party Risk; Leverage Risk; Focused Portfolio Risk; Growth Style Investment Risk; Emerging Markets Risk

GMO International Intrinsic Value Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Counter-Party Risk; Leverage Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO International Small Companies Fund

Market Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Emerging Markets Risk; Counter-Party Risk; Leverage Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO Quality Fund

Market Risk; Non-Diversification Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Growth Style Investment Risk; Derivatives Risk; Focused Portfolio Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Emerging Markets Risk; Value Style Investment Risk; Counter-Party Risk; Leverage Risk

GMO Real Estate Fund

Real Estate Risk; Market Risk; Focused Portfolio Risk; Value Style Investment Risk; Derivatives Risk; Non-Diversification Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Leverage Risk; Counter-Party Risk; Liquidity Risk; Debt Securities Risk; Growth Style Investment Risk; Mortgage- and Asset-Backed Securities Risk

GMO Resources Fund

Natural Resources Risk; Market Risk; Growth Style Investment Risk; Value Style Investment Risk; Management Risk; Focused Portfolio Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Emerging Market Risk; Derivatives Risk; Counter-Party Risk; Large Shareholder Risk; Small Company Securities Risk; Liquidity Risk; Market and Geographical Risk; Commodities Risk

GMO Risk Premium Fund

Market Risk – Equities; Options Risk; Liquidity Risk; Focused Investment Risk; Non-U.S. Investment Risk; Currency Risk; Derivatives Risk; Counterparty Risk; Market Risk – Fixed Income Securities; Credit Risk; Market Disruption and Geopolitical Risk; Large Shareholder Risk; Management Risk; Underlying Funds Risk; Non-Diversification Risk

GMO Special Situations Fund

Liquidity Risk; Debt Securities Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Large Shareholder Risk; Management Risk; Counter-Party Risk; Market Risk; Foreign Currency Transaction Risk; Leverage Risk; Foreign Investment Risk; Mortgage- and Asset-Backed Securities Risk; Value Style Investment Risk; Growth Style Investment Risk; Emerging Markets Risk

GMO Strategic Fixed Income Fund

Liquidity Risk; Debt Securities Risk; Foreign Investment Risk; Derivatives Risk; Focused Portfolio Risk; Underlying Funds Risk; Leverage Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Foreign Currency Transactions Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk

GMO U.S. Core Equity Fund

Market Risk; Growth Style Investment Risk; Derivatives Risk; Market Disruption and Geopolitical Risk; Large Shareholder Risk; Leverage Risk; Management Risk; Value Style Investment Risk; Smaller Company Securities Risk; Counter-Party Risk; Focused Portfolio Risk

GMO U.S. Flexible Equities Fund

Management and Operational Risk; Market Risk - Equities; Focused Investment Risk; Foreign Investment Risk; Currency Risk; Derivatives Risk; Counterparty Risk; Leveraging Risk; Large Shareholder Risk; Market Disruption and Geopolitical Risk; Fund of Funds Risk; Non-Diversification Risk

GMO U.S. Growth Fund

Market Risk; Growth Style Investment Risk; Derivatives Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Leverage Risk; Smaller Company Securities Risk; Counter-Party Risk; Focused Portfolio Risk

GMO U.S. Intrinsic Value Fund

Market Risk; Value Style Investment Risk; Derivatives Risk; Non-Diversification Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Counter-Party Risk; Leverage Risk; Smaller Company Securities Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO U.S. Small/Mid Cap Fund

Market Risk; Value Style Investment Risk; Derivatives Risk; Smaller Company Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk; Liquidity Risk; Leverage Risk; Counter-Party Risk; Focused Portfolio Risk; Growth Style Investment Risk

GMO U.S. Treasury Fund	Focused Portfolio Risk; Debt Securities Risk; Market Disruption and Geopolitical Risk; Management Risk; Large Shareholder Risk
GMO World Opportunity Overlay Fund

Management Risk; Derivatives Risk; Leverage Risk; Debt Securities Risk; Liquidity Risk; Focused Portfolio Risk; Non-Diversification Risk; Foreign Investment Risk; Foreign Currency Transactions Risk; Market Disruption and Geopolitical Risk; Large Shareholder Risk; Counter-Party Risk; Mortgage- and Asset-Backed Securities Risk; Options Risk

The principal risks of each GMO fund are identified in the summaries above under "Principal Risks." Certain of the risks are described under "Principal Risks" in the Fund's prospectus. In addition, the following are descriptions of other identified risks:

Each underlying fund is subject to management risk because it relies on the Manager's ability to achieve its investment objective. Each underlying fund runs the risk that the Manager's investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. For some underlying funds the Manager's portfolio managers use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund's strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The underlying funds also run the risk that the Manager's fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager's ability to achieve the underlying funds' investment objectives.

The underlying funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent an underlying fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the underlying funds for losses associated with operational risk absent the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the underlying funds for losses resulting from their errors.

Non-Diversification Risk. Some of the underlying funds in which the Trust invests are not "diversified" investment companies within the meaning of the Investment Company Act of 1940 as amended. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, they may be subject to greater credit, market, and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were "diversified."

Real Estate Risk. Because GMO Real Estate Fund concentrates its assets in real-estate related investments, the value of the GMO Real Estate Fund's portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casulty or delays in completion of construction, changes in real estate values, changes in operating costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent fluctuations in rental income, increased competition, and other risks realted to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, some mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the Investment Company Act of 1940, as amended.

Short Sales Risk. Some Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes. In implementing their principal investment strategies, GMO Flexible Equities Fund and GMO Alpha Only Fund are permitted to engage in short sales of securities or currencies that they do not own. To do so, these Funds borrow a security (e.g. shares of an exchange-traded fund ("ETF")) or currency from a broker and sell it to a third party. This type of short sale exposes the Funds to the risk that they will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Funds. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. Short sales of securities or currencies the fund does not own involve a form of investment leverage, and the amount of the Fund's potential loss is theoretically unlimited. GMO Flexible Equities Fund and GMO Alpha Only Fund are subject to increased leveraging risk and other investment risks described in this "Principal Risks" section to the extent they sell short securities or currencies each Fund does not own.

Customized Investment Program Risk. GMO Special Situations Fund is not intended to provide a complete investment program and is intended generally to complement the long-only investments in global equities and fixed income instruments utilized in its manager's asset allocation strategies. As a result, the risks associated with GMO Special Situations Fund's investments often will be far greater (and GMO Special Situations Fund's investment returns may be far more volatile) than if GMO Special Situations Fund served as a stand-alone investment vehicle.

Additional Risks Associated with Asset-Backed Securities. In addition to the risks described above and under "Mortgage- and Asset-Backed Securities Risk" in the Trust's PPM, additional market risks apply to funds that invest a substantial portion of their assets in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment and a GMO fund may be unable to invest prepayments at as high a yield as the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. See "Focused Investment Risk" below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution's business may have a material impact on multiple investments.

Portfolio Transactions

Decisions to buy and sell portfolio securities for the underlying funds and for each of GMO's other investment advisory clients are made by GMO with a view to achieving each client's investment objectives taking into consideration other account-specific factors such as, without limitation, cash flows into or out of the account, current holdings, the account's benchmark(s), applicable regulatory limitations, liquidity, cash restrictions, applicable transaction documentation requirements, market registration requirements and/or time constraints limiting GMO's ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. Therefore, a particular security may be bought or sold only for certain clients of GMO even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought/sold for one or more clients when one or more other clients are selling/buying the security or taking a short position in the security, including clients invested in the same investment strategy. Additionally, one of the Manager's investment divisions may share investment ideas with one or more other investment divisions and/or may manage a portion of another investment division's client accounts.

To the extent permitted by applicable law, GMO's compliance policies and procedures and a client's investment guidelines, GMO may engage in "cross trades" where, as investment manager to a client account, GMO causes that client account to purchase a security directly from (or sell a security directly to) another client account.

In certain cases, GMO may identify investment opportunities that are suitable for the underlying funds and one or more private investment companies for which GMO or one of its affiliates serves as investment manager, general partner and/or managing member ("GMO Private Funds"). In most cases, GMO receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of an underlying fund. In addition, senior members or other portfolio managers of GMO frequently have a personal investment in a GMO Private Fund that is greater than such person's investment in a similar underlying fund (or, in some cases, may have no investment in the similar underlying fund). GMO itself also makes investments in GMO Private Funds. To help manage these potential conflicts, GMO has developed and reviewed with the underlying funds' Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings ("IPOs") and other limited opportunities that take into account the needs and objectives of each underlying fund and other GMO clients.

Unless otherwise specified in an underlying fund's prospectus, private placement memorandum, or statement of additional information, GMO is not obligated to, and generally will not, consider tax consequences when seeking to achieve an underlying fund's investment objective (e.g., the fund may engage in transactions that are not tax efficient for U.S. federal income or other federal state, local, or non-U.S. tax purposes). Portfolio turnover is not a principal consideration when GMO makes investment decisions for an underlying fund, and the underlying funds have not placed any limit on the rate of portfolio turnover and portfolio securities may be sold without regard to the time they have been held. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause an underlying fund to trade more frequently at some times than at others. High turnover rates may adversely affect an underlying fund's performance by generating higher transaction costs and may result in additional taxable income for its shareholders.

Purchase Premiums and Redemption Fees

Some share classes of the GMO Funds charge purchase premiums and/or redemption fees. Purchase premiums and redemption fees are paid to and retained by a GMO Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the GMO Fund (directly or indirectly through investments in other underlying funds) as a result of the purchase or redemption by allocating estimated costs to the purchasing or redeeming shareholder. A GMO Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Asset Allocation Trust may invest in the share classes of the GMO Funds that charge purchase premiums and/or redemption fees. To the extent that Asset Allocation Trust invests in those share classes, including indirectly, it will bear the the redemption fees and purchase premiums listed below.

GMO Fund	Maximum Purchase Premium (as a percentage of amount invested)	Maximum Redemption Fee (as a percentage of amount redeemed)
Asset Allocation International Small Companies Fund	0.50%	0.50%
Developed World Stock Fund	0.25%	0.25%
Emerging Country Debt Fund	0.50%	0.50%
Emerging Domestic Opportunities Fund	0.80%	0.80%
Emerging Markets Fund	0.80%	0.80%
Foreign Small Companies Fund	0.50%	0.50%
International Small Companies Fund	0.50%	0.50%
Resources Fund	0.30%	0.30%
Risk Premium Fund	0.15%	0.15%
U.S. Small/Mid Cap Fund	0.50%	0.50%

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a GMO Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

BENCHMARKS

Index	Description	Fund(s)
Barclays U.S. Aggregate Index	Independently maintained and widely published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.	GMO Core Plus Bond Fund
Barclays U.S. Government Index	Independently maintained and widely published index comprised of U.S. government bonds.	GMO Domestic Bond Fund
Citigroup 3-Month Treasury Bill Index	Independently maintained and widely published index comprised of short-term U.S. Treasury bills.	GMO Asset Allocation Bond Fund; GMO U.S. Treasury Fund; GMO Alpha Only Fund
J.P. Morgan EMBI Global	Independently maintained and widely published index comprised of U.S. dollar-denominated Eurobonds, traded loans, and legacy Brady bonds issued by sovereign and quasi-sovereign entities.	GMO Emerging Country Debt Fund
J.P. Morgan GBI Global	Independently maintained and widely published index comprised of government bonds of developed countries with maturities of one year or more.	GMO Global Bond Fund
J.P. Morgan GBI Global ex U.S.	Independently maintained and widely published index comprised of non-U.S. government bonds with maturities of one year or more.	GMO International Bond Fund; GMO Asset Allocation International Bond Fund
J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)	Independently maintained and widely published index comprised of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.	GMO Currency Hedged International Bond Fund
J.P. Morgan U.S. 3 Month Cash Index	Independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.	GMO World Opportunity Overlay Fund; GMO Strategic Fixed Income Fund; GMO High Quality Short-Duration Bond Fund; GMO Short-Duration Collateral Fund; GMO Short-Duration Collateral Share Fund
MSCI EAFE Index

Independently maintained and widely published index comprised of international large and mid capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Core Equity Fund; GMO Foreign Fund
MSCI EAFE Index (Hedged)

Independently maintained and widely published index comprised of international large and mid capitalization stocks currency hedged into U.S. dollars. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Currency Hedged International Equity Fund
MSCI EAFE Growth Index

Independently maintained and widely published index comprised of international large and mid capitalization stocks that have a growth style. Large and mid capitalization stocks encompass approximately 85% of each market's free float-adjusted market capitalization. Style is determined using a multi-factor approach based on historical and forward-looking characteristics. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Growth Equity Fund
MSCI EAFE Small Cap Index

Independently maintained and widely published index comprised of international small capitalization stocks. Depending upon the country, as of May 31, 2013, the market capitalization of the largest company (in a particular country) included in the MSCI EAFE Small Cap Index ranged from approximately $1.3 million (Israel) to $6.0 billion (United Kingdom). MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Small Companies Fund; GMO Asset Allocation International Small Companies Fund
MSCI EAFE Value Index

Independently maintained and widely published index comprised of international large and mid capitalization stocks that have a value style. Large and mid capitalization stocks encompass approximately 85% of each market's free float-adjusted market capitalization. Style is determined using a multi-factor approach based on historical and forward-looking characteristics. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Intrinsic Value Fund; GMO International Large/Mid Cap Value Fund
MSCI U.S. REIT Index

Independently maintained and widely published index comprised of equity securities issued by REITs. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Real Estate Fund
MSCI World Index

Independently maintained and widely published index comprised of global developed markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Developed World Stock Fund; GMO Flexible Equities Fund; GMO Risk Premium Fund
Russell 1000® Growth Index

Independently maintained and widely published index comprised of the stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

GMO U.S. Growth Fund
Russell 1000® Value Index

Independently maintained and widely published index comprised of the stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

GMO U.S. Intrinsic Value Fund
Russell 2500® Index

Independently maintained and widely published index that measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

GMO U.S. Small/Mid Cap Fund
Russell 3000® Index	Independently maintained and widely published index comprised of the stocks of the 3,000 largest U.S. companies based on total market capitalization.	GMO U.S. Flexible Equities Fund
S&P 500 Index

Independently maintained and widely published index comprised of U.S. large capitalization stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of
S&P or its third party licensors.

GMO U.S. Core Equity Fund; GMO Quality Fund
S&P Developed ex-U.S. Small Cap Index

Independently maintained and widely published index comprised of the small capitalization stock component of the S&P Broad Market Index (BMI). The BMI includes listed shares of companies from developed and emerging countries with a total available market capitalization (float) of at least the local equivalent of $100 million USD. The S&P Developed ex-U.S. Small Cap Index represents the bottom 15% of available market capitalization (float) of the BMI in each country. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third party licensors.

GMO Foreign Small Companies Fund
S&P/IFCI Composite Index

Independently maintained and widely published index comprised of emerging markets stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third party licensors.

GMO Emerging Markets Fund; GMO Emerging Countries Fund

Notwithstanding each Fund's stated benchmark (it's "Benchmark"), an underlying fund may buy securities not included in its Benchmark or hold securities in very different proportions than its Benchmark. General information about each Benchmark is provided in the table below. In addition, GMO may change an underlying fund's Benchmark and use additional benchmarks or other comparative indices from time to time.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Fund."

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of September 30, 2012, 139 series comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for Trustees, all of whom are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Fund has appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships During Past 5 Years
INDEPENDENT TRUSTEES
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010

Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute's Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).

Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

Name and Year of Birth	Position Held with Registrant/Length of Service	Principal Occupation(s) During Past 5 Years
OFFICERS
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012; Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Nancy Wiser[2] (Born 1967)	Treasurer, since 2012

Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.

David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1	Currently serves as Treasurer to the Allocation Funds, Dow Jones Target Date Funds, International Equity Funds, Large Cap Stock Funds, WealthBuilder Portfolios and the International Value Fund. Also serves as Assistant Treasurer for the remaining series of the Trust.
2	Currently serves as Treasurer to the CoreBuilder Shares, Equity Gateway Funds (except International Value Fund), Income Funds, Money Market Funds, Municipal Income Funds and Small to Mid Cap Stock Funds.

The Trust's Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter and the Statement of Governance Principles of the Governance Committee also do not set forth any specific qualifications, but do set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. All of the current Trustees are Independent Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, or non-profit entities or other organizations as set forth below. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, Chairman of the Governance Committee since 2005, and was the Lead Independent Trustee from 2001 through 2005, with respect to all of the Trusts in the Fund Complex. He has also served as a Trustee, Chairman of the Board of Trustees and Chairman of the Governance Committee of Asset Allocation Trust since 2010. In addition, he has over 30 years of executive and business experience as the co-founder, and retired Chairman, President and CEO of Crystal Geyser Water Company.
Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He also has been a director of Deluxe Corporation since 2003. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.
Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She has also served as a Trustee and Chair of the Audit Committee of Asset Allocation Trust since 2010. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.
Leroy Keith, Jr. Mr. Keith has served as a Trustee of the Trusts in the Fund Complex since 2010. He has also served as a Trustee of Asset Allocation Trust since 2005. He previously served as a Trustee of the Evergreen fund complex from 1983 to 2010. He is a Trustee of the Virtus fund complex, Former Managing Director of Almanac Capital Management, Former Director of Diversapack Co., Former Partner of Stonington Partners, Inc. and Former Director of Obagi Medical Products, Inc. He is also Chairman of Bloc Global Services, a development and constructions firm.
David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.
Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006. She has also served as a Trustee of Asset Allocation Trust since 2010. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.
Timothy J. Penny. Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.
Michael S. Scofield. Mr. Scofield has served as a Trustee of the Trusts in the Fund Complex since 2010. He has also served as a Trustee of Asset Allocation Trust since 2005. He previously served on the Investment Company Institute's Board of Governors and Executive Committee. Mr. Scofield previously served as a Trustee of the Evergreen fund complex from 1984 to 2010, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield.
Donald C. Willeke. Mr. Willeke has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has also served as a Trustee of Asset Allocation Trust since 2010. He is an attorney in private practice and served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Board of Trustees - Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and the Fund rests with the Board of Trustees. The Board has engaged Funds Management to manage the Fund on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Fund's charter. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to assure timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established a Governance Committee, an Audit Committee and a Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of the Fund, in light of the Fund's investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Fund and Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board's general oversight of the Fund and Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, subadvisers, the Chief Compliance Officer of the Funds, the independent registered public accounting firm for the Funds, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Funds' performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies and procedures applicable to valuing the Fund shares and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met four times during the Fund's most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met seven times during the Fund's most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust's valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee. The Valuation Committee did not meet during the Fund's most recently completed fiscal year.

Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ending September 30, 2012, the Trustees received the following compensation:

Trustee Compensation
Trustee	Aggregate Compensation From the Fund	Total Compensation from the Fund Complex[1]
Peter G. Gordon	$2,025	$281,500
Isaiah Harris, Jr.	$1,691	$235,000
Judith M. Johnson	$1,881	$261,500
Dr. Leroy Keith, Jr.	$1,658	$230,500
David F. Larcker	$1,701	$236,500
Olivia S. Mitchell	$1,701	$236,500
Timothy J. Penny	$1,745	$242,500
Michael S. Scofield	$1,691	$235,000
Donald C. Willeke	$1,691	$235,000
1	As of September 30, 2012, there were 139 funds in the Wells Fargo Advantage Funds Complex.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2012, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of the Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001- $50,000; $50,001-$100,000; and over $100,000.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Equity Securities of Fund Complex
Peter G. Gordon	Asset Allocation Fund	$0	Over $100,000
Isaiah Harris, Jr.	Asset Allocation Fund	$0	Over $100,000
Judith M. Johnson	Asset Allocation Fund	$0	Over $100,000
Leroy Keith. Jr.	Asset Allocation Fund	$1 - $10,000	Over $100,000
David F. Larcker	Asset Allocation Fund	$0	Over $100,000
Olivia S. Mitchell	Asset Allocation Fund	$0	Over $100,000
Timothy J. Penny	Asset Allocation Fund	$0	Over $100,000
Michael S. Scofield	Asset Allocation Fund	$10,001 - $50,000	Over $100,000
Donald C. Willeke	Asset Allocation Fund	$0	Over $100,000

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2012, none of the Independent Trustees and/or their immediate family members owned securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Adviser

Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the adviser for the Fund. Funds Management is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

GMO is the adviser to Asset Allocation Trust and also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Fund for its advisory services. However, the Fund indirectly bears expenses of the underlying funds, which are managed by GMO, including a share of management and other fees paid to GMO.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of the Fund's average daily net assets:

Fund	Fee
Asset Allocation Fund	First $1 billion	0.250%
	Next $4 billion	0.225%
	Over $5 billion	0.200%

Advisory Fees Paid.

Below are the aggregate advisory fees paid by the Fund to Funds Management, and the aggregate advisory fees waived by Fund for the past three fiscal years or periods.  Amount paid prior to July 19, 2010 were paid to the Fund's previous investment adviser.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
September 30, 2012
Asset Allocation Fund	$15,987,854	$358,868
September 30, 2011
Asset Allocation Fund	$17,582,396	$473,087
September 30, 2010
Asset Allocation Fund[1]	$18,006,204	$330,856
1	For the nine months ended September 30, 2010. Effective September 30, 2010, Asset Allocation Fund changed its fiscal year end from December 31 to September 30.

General. The Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. The Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Portfolio Manager

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Manager." The information in this section is provided as of September 30, 2012, the most recent fiscal year end for the Fund managed by the portfolio manager listed below (the "Portfolio Manager").

The Fund invests all of its assets directly in Asset Allocation Trust. GMO is the investment adviser to Asset Allocation Trust ("AAT"). Day-to-day management of AAT is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage AAT's portfolio, and no one person is primarily responsible for day-to-day management of AAT.

The Portfolio Manager manages the investment activities of the Fund on a day-to-day basis as follows.

Fund	Portfolio Managers
Asset Allocation Fund	Ben Inker, CFA and Sam Wilderman, CFA[1]
1	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker and Mr. Wilderman, members of GMO, are responsible for coordinating the portfolio management of Asset Allocation Trust.

Management of Other Accounts. The following table(s) provide information relating to other accounts managed by the Portfolio Manager(s). The table(s) do not include the Funds or any personal brokerage accounts of the Portfolio Manager(s) and their families.

Portfolio Manager
Ben Inker, CFA	Registered Investment Companies Managed (including other non-GMO mutual fund subadvisory relationships)
	Number of Accounts	13
	Total Assets Managed	$10,546,971,733
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed (world-wide)
	Number of Accounts	9
	Total Assets Managed	$3,762,284,003
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts Managed (world-wide)
	Number of Accounts	220
	Total Assets Managed	$16,221,661,175
	Number of Accounts Subject to Performance Fee	157
	Assets of Accounts Subject to Performance Fee	$10,904,208,526

Portfolio Manager
Sam Wilderman, CFA	Registered Investment Companies Managed (including other non-GMO mutual fund subadvisory relationships)
	Number of Accounts	13
	Total Assets Managed	$10,546,971,733
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed (world-wide)
	Number of Accounts	9
	Total Assets Managed	$3,762,284,003
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts Managed (world-wide)
	Number of Accounts	220
	Total Assets Managed	$16,221,661,175
	Number of Accounts Subject to Performance Fee	157
	Assets of Accounts Subject to Performance Fee	$10,904,208,526

Material Conflicts of Interest. The Portfolio Manager faces inherent conflicts of interest in his day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Manager. For instance, to the extent that the Portfolio Manager manages accounts with different investment strategies than the Fund, he may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Fund. Additionally, some of the accounts managed by the Portfolio Manager may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the Portfolio Manager to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Adviser minimizes inherent conflicts of interest by assigning the Portfolio Manager to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Fund and any personal accounts the Portfolio Manager may maintain.

The structure of the portfolio manager's or the Adviser's compensation may create an incentive for the portfolio manager or the Adviser to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if the portfolio manager holds a larger personal investment in one fund than he does in another, the portfolio manager may have an incentive to favor the fund in which he holds a larger stake.

GMO. Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of Asset Allocation Trust and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between Asset Allocation Trust and such other accounts.

Compensation. Senior members of each division, including the Portfolio Managers, are members (partners) of GMO. Compensation for a senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines a senior member's base salary taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The Compensation Committee also determines the level of partnership interest, taking into account a senior member's contribution to GMO and GMO's mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. GMO membership interests are the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

Beneficial Ownership in the Fund. The Portfolio Managers have no beneficial interest in the Fund's shares.

Administrator

The Trust has retained Funds Management, the adviser for the Fund, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, to also serve as administrator on behalf of the Fund pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Fund's operations, including communication, coordination, and supervision services with regard to the Fund's transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Fund, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Fund's investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Fund other than those services that are provided by the Fund's transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Fund's fees and expenses for services provided by the Fund's transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as administrator. For providing administrative services, including paying the Fund's fees and expenses for services provided by the Fund's transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of the Fund's average daily net assets:

	Fund-Level Administrator Fee		Class-Level Administrator Fee	Total Administrator Fee
Share Class	Average Daily Net Assets	% of Average Daily Net Assets	% of Average Daily Net Assets	Average Daily Net Assets	% of Average Daily Net Assets
Class A, Class B and Class C	First $5 billion Next $5 billion Over $10 billion	0.10% 0.08% 0.06%	0.26%	First $5 billion Next $5 billion Over $10 billion	0.36% 0.34% 0.32%
Administrator Class	First $5 billion Next $5 billion Over $10 billion	0.10% 0.08% 0.06%	0.10%	First $5 billion Next $5 billion Over $10 billion	0.20% 0.18% 0.16%
Institutional Class	First $5 billion Next $5 billion Over $10 billion	0.10% 0.08% 0.06%	0.08%	First $5 billion Next $5 billion Over $10 billion	0.18% 0.16% 0.14%
Class R	First $5 billion Next $5 billion Over $10 billion	0.10% 0.08% 0.06%	0.26%	First $5 billion Next $5 billion Over $10 billion	0.36% 0.34% 0.32%

Administrative Fees Paid. For the fiscal year end shown in the table below, the Fund paid the following administrative fees as indicated below.

Administration Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid
September 30, 2012
Asset Allocation Fund	$23,728,480
September 30, 2011
Asset Allocation Fund	$27,015,675
September 30, 2010
Asset Allocation Fund[1]	$10,149,162
1	For the nine months ended September 30, 2010. Effective September 30, 2010, Asset Allocation Fund changed its fiscal year end from December 31 to September 30.

Distributor

Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Fund.

The Fund offers Class B, Class C and Class R shares and has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for such shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

Under the Plan and pursuant to the related Distribution Agreement, the Class B, Class C and Class R shares of the Fund pay the Distributor, on a monthly basis, an annual fee of 0.75%, 0.75% and 0.25%, respectively, of the average daily net assets attributable to such class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and at the closing of a reorganization). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

The actual fee payable to the Distributor by the Fund and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules. The Distributor's distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

DISTRIBUTION FEES

For the fiscal year ended September 30, 2012, the Fund paid the Distributor the following fees for distribution-related services. The Distributor did not receive any fees for advertising or for printing and mailing the prospectuses.

Distribution Fees
Fund	Total	Compensation to Underwriters	Compensation to Broker/Dealers	Other
Asset Allocation Fund
Class B	$5,846,112	$0	$0	$5,846,112[1]
Class C	$20,227,625	$1,535,061	$18,692,564	$0
Class R	$69,020	$3,843	$65,177	$0
1	For legacy Wells Fargo funds, the Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an affiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund's shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Fund has approved a Shareholder Servicing Plan and has entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Class R shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that the Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules enforced by FINRA.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian and Fund Accountant

State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Fund. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of the Fund, handles the receipt and delivery of securities, selects and monitors foreign sub-custodians as the Fund's global custody manager, determines income and collects interest on the Fund's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating the Fund's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. ("BFDS"), located at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169, acts as transfer and distribution disbursing agent for the Fund. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Fund on a continuous basis.
For the fiscal periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Distributor are as follows:

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
September 30, 2012
Asset Allocation Fund	$940,425	$617,695
September 30, 2011
Asset Allocation Fund	$1,250,058	$726,878
September 30, 2010
Asset Allocation Fund	$2,828,397	$2,828,397

Code of Ethics

The Fund Complex, the Adviser and the Distributor each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Fund Complex, the Adviser and the Distributor are on public file with, and are available from, the SEC.

GMO has also adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the code of ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security and similar factors. Transactions in securities that may be purchased or held by Benchmark-Free Allocation Fund or an underlying fund are permitted, subject to compliance with the code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

DETERMINATION OF NET ASSET VALUE

The NAV per share for the Fund is determined as of the close of regular trading (generally 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. The Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund may be purchased on any day the Fund is open for business. Generally, the Fund is open for business each day the NYSE is open for trading (a "Business Day"). The NYSE is currently scheduled to be closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for the Fund received before the Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after the Fund's NAV calculation time generally are processed at the Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Fund will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Fund may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.
The Dealer Reallowance for Purchases of Class A Shares is as Follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.00%
$250,000 - $499,999	2.75%	2.83%	2.25%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%
1	We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Computation Of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund's Class A shares as of its most recent fiscal year end.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share[1]	Offering Price Per Share
Asset Allocation Fund	$12.91	5.75%	$13.70
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at wellsfargoadvantagefunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for the Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by the Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 may purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former C&B Portfolio shareholsers whose shares are held directly with the Fund. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former Montgomery Fund sharesholders whose shares are held directly with the Fund. Shareholders who did not purchase such shares directly from the Montgomery Funds may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former Montgomery Fund sharesholders whose shares are held directly with the Fund.

Reduced Sales Charges for Certain Former Evergreen Fund Shareholders. Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at net asset value. However, beginning on July 31, 2012, this privilege will only be available to those former Evergreen Fund shareholders whose shares are held directly with the Fund.

Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at net asset value. However, beginning on July 31, 2012, this privilege will only be available to those former Evergreen Fund shareholders whose shares are held directly with the Fund.

Certain investors in acquired funds who became investors in the Evergreen Funds and subsequently became Wells Fargo Advantage Fund shareholders in a reorganization, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor Class shareholders of Undiscovered Managers Funds, former shareholders of the GMO Global Balanced Allocation Fund, the GMO Pelican Fund and America's Utility Fund, former shareholders of an Atlas Fund and shareholders of record on October 12, 1990 (and members of their immediate families) in any series of the Salem Funds in existence on that date, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former Evergreen Fund shareholders whose shares are held directly with the Fund.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Investors Eligible to Acquire Class B Shares. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules, except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization and except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange, or in connection with the closing of a reorganization.

Elimination of Minimum Initial Investment Amount for Administrator Class Shares for Eligible Investors. An "Eligible Investor" (as defined below) may purchase Administrator Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible Investors include:

■

Clients of sub-advisers to those Funds which offer an Administrator Class who are clients of such subadvisers at the time of their purchase of such Administrator Class shares;

■

Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their purchase of Administrator Class shares; and

■

Clients of Wells Fargo Institutional Retirement Trust (IRT) who are clients of IRT at the time of their purchase of Administrator Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Administrator Class shares. The following are examples of relationships that may qualify for aggregation:

■

Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

■

Shareholder accounts that share a common tax-id number.

■

Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Elimination of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors. An "Eligible Investor" (as defined below) may purchase Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible Investors include:

■

Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their purchase of such Institutional Class shares;

■

Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their purchase of Institutional Class shares; and

■

Clients of Wells Fargo Institutional Retirement Trust (IRT) who are clients of IRT at the time of their purchase of Institutional Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

■

Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

■

Shareholder accounts that share a common tax-id number.

■

Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Former Institutional Class shareholders of an Evergreen Fund (including former Class Y shareholders of an Evergreen Fund, former SouthTrust shareholders and former Vestaur Securities Fund shareholders who became Institutional Class shareholders of an Evergreen Fund) who received Institutional Class shares of a Wells Fargo Advantage Fund in connection with the reorganization of their Evergreen Fund. Such investors may purchase Institutional Class shares at their former minimum investment amount.

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Waiver of Minimum Initial and Subsequent Investment Amounts for All Share Classes for Special Operational Accounts. Shares of any and all share classes of the Wells Fargo Advantage Funds may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

Compensation to Dealers and Shareholder Servicing Agents. Set forth below is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2012 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2012, are not reflected:

FINRA member firms

■

ADP Broker-Dealer, Inc.

■

Ameriprise Financial Services, Inc.

■

Barclays Capital, Inc.

■

BNY Mellon Capital Markets, LLC

■

Boenning & Scattergood, Inc.

■

Brown Brothers Harriman & Co.

■

Charles Schwab & Co., Inc.

■

Citigroup Global Markets, Inc.

■

DWS Investments Distributors, Inc.

■

Edward D. Jones & Co., L.P.

■

Fidelity Brokerage Services LLC

■

Goldman, Sachs & Co.

■

GWFS Equities, Inc.

■

Hartford Securities Distribution Company, Inc.

■

H.D. Vest Investment Securities, Inc.

■

Hewitt Financial Services, LLC

■

Hightower Securities, LLC

■

ING Investment Advisors LLC

■

ING Investments Distributor, LLC

■

Janney Montgomery Scott LLC

■

J.J.B. Hilliard, W. L. Lyons, LLC

■

J.P. Morgan Clearing Corp

■

Lazard Capital Markets LLC

■

Lincoln Investment Planning, Inc.

■

LPL Financial LLC

■

Merrill Lynch, Pierce, Fenner & Smith, Incorporated

■

Merriman Capital, Inc.

■

Mid Atlantic Capital Corporation

■

Morgan Keegan & Company, Inc.

■

Morgan Stanley Smith Barney LLC

■

MSCS Financial Services, LLC

■

Nationwide Investment Services, Corporation

■

Oppenheimer & Co. Inc.

■

Pershing LLC

■

PNC Capital Markets LLC

■

Prudential Investment Management Services, LLC

■

Raymond James & Associates, Inc.

■

Raymond James Financial Services, Inc.

■

RBC Capital Markets, LLC

■

Robert W. Baird & Co. Incorporated

■

Ross, Sinclaire & Associates, LLC

■

Securities America, Inc.

■

Security Distributors, Inc.

■

State Street Global Markets, LLC

■

Stifel, Nicolaus & Company, Incorporated

■

TD Ameritrade, Inc.

■

Treasury Curve, LLC

■

UBS Financial Services, Inc.

■

VALIC Financial Advisors, Inc.

■

Wells Fargo Advisors, LLC

■

Wells Fargo Securities, LLC

■

Wells Fargo Investments, LLC

In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Fund and its shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Fund's Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when GMO deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund's whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. The table below shows the predecessor Fund's portfolio turnover rates for the fiscal years shown in the table.

Fund	September 30, 2012	September 30, 2011	September 30, 2010
Asset Allocation Fund	1%	1%	1%[1]
Asset Allocation Trust	31%	22%	15%[2]
1	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.
2	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31, to September 30, effective September 30, 2010.

Brokerage Commissions. The Fund paid no brokerage commissions during the last three fiscal years.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of their "regular brokers or dealers" (as defined under the 1940 Act) or of its parents that the Fund may hold at the close of its most recent fiscal year. As of December 31, 2011, the following Fund held no securities of its regular broker-dealers or of its parents.

FUND EXPENSES

From time to time, Funds Management may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of the Independent Trustees; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

U.S. FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, the Funds may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting. Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by a Fund, and thus a Fund's use of this method may be subject to IRS scrutiny.
Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
As of a Fund's most recent fiscal year end, the Fund had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated (if applicable):

Fund	Year Expires	Capital Loss Carry forwards
Asset Allocation Trust	2017	$421,475,137
	2018	$65,386,905
	2019	$4,102,407

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Investment through Master Portfolio. A Fund that invests its assets through one or more master portfolios will seek to continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.
Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency- denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by "Tax-Free Funds", distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund's taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a Regulated Investment Company, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient's basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.
Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to "pass through" its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds' foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 39.6% on ordinary income and 20% on long-term capital gain for taxable years beginning after December 31, 2012.
In general, "qualified dividend income" realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond Funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Income Fund generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Distributions from an Equity Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.
Under recently enacted legislation, for taxable years beginning after December 31, 2012, noncorporate Fund shareholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.
For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non- refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, with respect to certain distributions made to foreign shareholders in taxable years beginning before January 1, 2014, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest related dividends" or "short term capital gain dividends" in a written statement furnished to shareholders (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that a Fund would designate any of its distributions as interest related dividends or short term capital gain dividends, even if it is permitted to do so. In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied. Tax-exempt dividends (described below) paid by a Tax-Free Fund to a foreign shareholders also should be exempt from U.S. federal income tax withholding.
With respect to payments made after December 31, 2013, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, Fund shares paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in a Fund.
Before investing in a Fund's shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds' distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation, and may also affect its U.S. federal "environmental tax" liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations are subject to the U.S. federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.
The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.
A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of a Tax-Free Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.
Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

Cost Basis Reporting

The Emergency Economic Stabilization Act of 2008 and provisions from the Energy Improvement and Extension Act of 2008 require each Fund or its delegate to report cost basis information to shareholders and the Internal Revenue Service for 1099-B reportable redemptions of covered Fund shares acquired on or after January 1, 2012. Shares purchased on or after January 1, 2012 are generally treated as covered shares. Shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares.

Fund shareholders should consult their tax advisors to obtain more information about how the new cost basis rules apply to them and determine which cost basis method allowed by the Internal Revenue Service is best for their tax situation. Methods allowed by the IRS include, but are not limited to:

■

Average Cost. The cost per share is determined by dividing the aggregate cost amount by the total shares in the account. The basis of the shares redeemed is determined by multiplying the shares redeemed by the cost per share. Starting in 2012, accounts may maintain two separate average costs: one average for covered shares and a separate average for noncovered shares. Under the Average Cost method, noncovered shares are generally depleted first.

■

First in first out (FIFO). Shares acquired first in the shareholder's account are the first shares depleted and determine the shareholder's cost basis. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

■

Specific Identification. A shareholder selects the shares to be redeemed from any of the purchase lots that still have shares remaining. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

In the absence of a shareholder method election, the Fund will apply its default method, Average Cost. If the Average Cost method is applied either by default or at the shareholder's election, the shareholder's ability to change such election once a sale occurs will be limited under the IRS rules. After an election has been made, but before a disposition of shares occurs, a shareholder may make a retroactive change to an alternate method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. At any time, a shareholder may designate a new election for future purchases.

Redemptions of noncovered shares (shares acquired prior to January 1, 2012) will continue to be reported using the Average Cost method, if available, and will not be reported to the IRS.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures ("Proxy Voting Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Proxy Voting Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Proxy Voting Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Proxy Voting Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. To the extent the guidelines do not address a proxy voting proposal, Funds Management will vote pursuant to the proxy voting agent's current U.S. and International proxy voting guidelines. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts.

The Proxy Voting Procedures set forth Funds Management's general position on various proposals, such as:

■

Routine Items – Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

■

Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

■

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

■

Mergers/Acquisitions and Corporate Restructurings – Funds Management's Proxy Committee will examine these items on a case-by-case basis.

■

Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

■

Capital Structure Changes - Funds Management will follow the proxy voting agent's capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, Funds Management will vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

■

Executive and Director Compensation Plans - Funds Management will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

■

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation - Funds Management will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits. Funds Management will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Funds Management will generally vote against proposals that seek to limit executive and director pay.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, sub-advisers, company managements and shareholder groups as part of its decision-making process.
In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a subadviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Proxy Voting Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.
While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at wellsfargoadvantagefunds.com or by accessing the SEC's Web site at sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the "Portfolio Holdings Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust"), Wells Fargo Variable Trust ("Variable Trust") and Asset Allocation Trust (each of Funds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Portfolio Holdings Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Portfolio Holdings Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for money market funds and funds that operate as fund of funds) shall be made publicly available on the Funds' website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a 1-day delayed basis. In addition to the foregoing, each money market Fund shall post on its website, for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month, that includes the information required by rule 2a-7(c)(12) under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in the Funds' Statement of Investments.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structure.
 1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
 2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.
 3. For purposes of the foregoing provisions in III.C.1-2, any Fund that invests substantially all of its assets in Asset Allocation Trust shall not treat such investment as a portfolio holding and shall look through to the underlying funds held by Asset Allocation Trust.

Furthermore, as required by the SEC each Fund shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter. In addition, each money market Fund is required to file with the SEC by the fifth business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month; the SEC makes each Form N-MFP publicly available on a delayed basis (presently 60 days after the end of the month to which the information in the report relates).

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

B. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C. Funds Management/Wells Fargo Funds Distributor, LLC.
 1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.
 2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
 3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such subadviser provides advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") to assist with proxy voting and B share financing, respectively. ISS may receive full Fund portfolio holdings on a weekly basis for the Funds for which it provides services.

E. Rating Agencies. Nationally Recognized Statistical Ratings Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

F. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

G. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report on Form N-MFP.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g. quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g. calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Portfolio Holdings Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

VIII. Education Component. In order to promote strict compliance with these Portfolio Holdings Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds' portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds' website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Portfolio Holdings Procedures.

CAPITAL STOCK

The Fund is one series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of June 4, 2013 is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and, if applicable, each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Principal Fund Holders
Asset Allocation Fund Class A
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	43.44%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	7.32%
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	15.41%
MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deerlake Dr East, 2nd Fl Jacksonville, FL 32246-6484	7.07%
Asset Allocation Fund Class B
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	73.51%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	6.60%
Asset Allocation Fund Class C
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	34.02%
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	6.47%
MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deerlake Dr East, 2nd Fl Jacksonville, FL 32246-6484	21.92%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	16.66%
Asset Allocation Fund Class R
MLPF&S For Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr E, 2nd FL Jacksonville, FL 32246-6484	13.93%
Hartford Life Insurance Co Seperate Account Attn: UIT Operations PO BOX 2999 Hartford, CT 06104-2999	50.82%
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	5.99%
Asset Allocation Fund Administrator Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	7.09%
MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deerlake Dr East, 2nd Fl Jacksonville, FL 32246-6484	25.64%
Charles Schwab & Co Inc Special Custory Acct FBO Exclusive Benefit of Customers Reinvest Acct Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	10.64%%
Wells Fargo Bank FBO 401K Accounts 125 WWT Harris Blvd Charlotte, NC 28262-8522	5.43%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	21.13%
Asset Allocation Fund Institutional Class
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	87.04%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER INFORMATION

The Trust's Registration Statement, including the Prospectus(es) and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Two Financial Center, 60 South Street, Boston, MA 02111.

FINANCIAL INFORMATION

Audited financial statements for the Fund, which include the portfolios of investments and report of the independent registered public accounting firm, are hereby incorporated by reference into this document by reference to the Fund's Annual Report dated as of September 30, 2012.

APPENDIX

The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody's

Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of shortterm deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Short -Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Variable Rate Demand Obligations

S&P:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's:

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.